United States
                       Securities And Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8061

                               Diamond Hill Funds
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               (Exact name of registrant as specified in charter)

             375 North Front Street, Suite 300, Columbus, Ohio 43215
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         (Address of principal executive offices)             (Zip code)

    James F. Laird, 375 North Front Street, Suite 300, Columbus, Ohio 43215
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                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (614) 255-3333

Date of fiscal year end:   12/31

Date of reporting period:  12/31/05

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Diamond Hill Funds Annual Report

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Table of Contents

Letter to Shareholders                                                         1

Mission Statement, Pledge, and Fundamental Principles                          3

Special Investment Letter - In the Long Run                                    5

Management Discussion of Fund Performance

         Diamond Hill Small Cap Fund                                           8

         Diamond Hill Large Cap Fund                                          11

         Diamond Hill Focus Long-Short Fund                                   13

         Diamond Hill Bank & Financial Fund                                   15

         Diamond Hill Strategic Income Fund                                   18

Financial Statements

         Schedules of Investments                                             20

         Statements of Assets & Liabilities                                   28

         Statements of Operations                                             29

         Statements of Changes in Net Assets                                  30

         Schedule of Capital Share Transactions                               33

         Financial Highlights                                                 34

         Notes to Financial Statements                                        39

Report of Independent Registered Public Accounting Firm                       44

Other Items                                                                   45

Schedule of Shareholder Expenses                                              47

Management of the Trust                                                       49

                              CAUTIONARY STATEMENT

At Diamond Hill, we pledge that, "we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust." Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are "forward looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like "believe," "expect," "anticipate," or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than that quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-888-226-5595 or at Diamond Hill's website (www.diamond-hill.com).

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Letter to Shareholders

Dear Fellow Shareholder:

We are pleased to provide this 2005 year-end update for the Diamond Hill Funds. We appreciate the confidence that you have placed in us, and assure you that we are constantly guided by our fiduciary duties to you.

The following table summarizes the performance of the Diamond Hill Class A shares relative to their benchmarks as of December 31, 2005:

----------------------------------------------------------------------------------------------------------------------
                                                  Three      Six      One      Three         Five
                                                 Months   Months     Year      Years        Years
                                           NAV    Ended    Ended    Ended      Ended        Ended      Since Inception
                                      12/31/05 12/31/05 12/31/05 12/31/05   12/31/05     12/31/05  Inception      Date
----------------------------------------------------------------------------------------------------------------------
Small Cap Fund (DHSCX)                  $23.95    2.25%   10.37%   12.90%     29.89%       20.34%     20.31%  12/29/00
Russell 2000                                      1.12%    5.87%    4.55%     22.13%        8.22%      8.20%
----------------------------------------------------------------------------------------------------------------------
Large Cap Fund (DHLAX)                  $14.44    2.00%   11.21%   16.19%     22.91%           NA      9.12%   6/29/01
Russell 1000                                      2.12%    6.16%    6.27%     15.42%           NA      2.83%
----------------------------------------------------------------------------------------------------------------------
Focus Long-Short Fund (DIAMX)           $16.46    3.26%   13.18%   21.46%     20.38%       10.65%     10.07%   6/30/00
Russell 3000                                      2.04%    6.14%    6.12%     15.90%        1.58%     -0.16%
----------------------------------------------------------------------------------------------------------------------
Bank & Financial Fund (BANCX)           $18.48    4.47%    2.67%    0.25%     18.38%       17.99%     13.05%    8/1/97
S&P Supercomposite Financials(A)                  7.86%    8.84%    6.62%     16.20%        4.15%      7.31%
NASDAQ Bank Index                                 2.43%    2.44%   -1.93%     14.04%       12.29%      9.58%
----------------------------------------------------------------------------------------------------------------------
Strategic Income Fund (DSIAX)           $11.25   -0.53%   -0.36%    2.41%      9.93%           NA     10.62%   9/30/02
Merril Lynch Domestic Master Index                0.59%   -0.10%    2.55%      3.67%           NA      3.87%
----------------------------------------------------------------------------------------------------------------------

Source: Diamond Hill Funds, Bloomberg LP and Frank Russell Company. Periods greater than one year are annualized.
Returns are shown without sales charges but include all other expenses. Standardized performance for each Fund is shown on pages 10-19.

(A) Returns for the S&P Supercomposite Financials are price change only before November 29, 2001 and total return thereafter.

Equity Funds and Markets

The major U.S. equity indices in 2005 had positive, albeit below long-term average, returns. In earlier communications with clients and shareholders, we had expressed an opinion that returns in this decade might average 5 - 6% compounded, a figure below the low double digit long-term compound average and much lower than those experienced in the previous two decades. However, we generally refrained from trying to predict the return in any one year. That the results of 2005 came reasonably close to this prediction is, in our opinion, more coincidence than sage prognostication. The performance of our Equity Funds have met most of our long-term goals, and 2005 was for the most part, a stellar year. In what has been an unattractive period for all-cap and large-cap indices, the Focus Long-Short Fund and the Large Cap Fund have been able to achieve returns on par with the long run historic averages. The Small Cap Fund has surpassed goals for both absolute and relative returns by a wide margin. Finally, while the financial sector faced headwinds in 2005, the longer-term record of the Bank & Financial Fund is still quite favorable.

Of course, our focus is always on future performance. We are well aware that many shareholders have made initial purchases in the Funds within the last two years. Last year, Small Cap Fund assets increased from $71 million to $385 million, Focus Long-Short Fund assets increased from $68 million to $308 million, and Large Cap Fund assets increased from $19 million to $117 million. The returns shown in mutual fund literature are always presented on a geometric, time-weighted basis. Having achieved success in the past five years, our challenge is to produce returns in the next five years that would also allow a dollar-weighted return measurement to reflect positively.

We still believe investors in U.S. equity markets should be prepared for lower real returns than what has occurred historically. One digression: when a low return environment is predicted, conventional wisdom often prescribes focusing on keeping costs down. Bill Gross, the PIMCO Total Return manager recommended just that at the Morningstar conference in June 2005. The thinking must go that if an investor is getting returns in the teens, a 1% fee does not seem all that important. However, if returns are only 6%, a 1% fee seems outsized. Yet consider two scenarios. The first describes the high-return environment of 1980
- 1999. The S&P 500 total return was approximately 17.9%. Suppose a manager matched the gross return of the index, but net of fees, trailed by 90 basis points. Now suppose that over the next 20 years, the S&P 500 total return is only 6.9%, and a manager once again matches the gross return, but trails by 90 basis points net of fees.


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Diamond Hill Funds Annual Report December 31, 2005                        Page 1

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                     1/1/1980          20 Years @      12/31/1999    Difference
                   -----------         ----------      ----------    ----------
Index               $10,000.00           17.9%         $  269,325       $38,269
Manager             $10,000.00           17.0%         $  231,056

                       Hypothetical 1/1/2000 - 12/31/2019
                       ----------------------------------
                     1/1/2000          20 Years @      12/31/2019    Difference
                   -----------         ----------      ----------    ----------
Index               $10,000.00            6.9%         $   37,980    $    5,909
Manager             $10,000.00            6.0%         $   32,071

Thus, in regards to the terminal wealth measured in dollars, basis points are even more important at higher rates of compound interest. Utility theory might argue that the shortfall in the second example is more significant to the investor than in the first example. After all, the first investor still increased $10,000 to $231,056 in just twenty years. Still, the point is that costs always matter, but paramount is what you receive in relation to the cost. We suspect what Bill Gross meant is that he believed in a coming low return environment for U.S. markets and opportunities for outperforming were relatively scarce. It is difficult to predict when a perceived undervalued security might work out well. Entering 2005, with the exception of energy, we held a belief of both paucity and parity of value. Yet, the year was outstanding. Entering 2006, we have a similar opinion, but as always, we will try to add value to your portfolio by following the same intrinsic value discipline that has served us well in the past.


Strategic Income Fund and Fixed Income Markets

The main focus for the fixed income markets, for the balance of 2005, was the policy of the Federal Reserve. At each meeting, the federal funds rate was raised and, at the end of the year, the rate stood at 4.25%. The bond market has consistently viewed the Fed's actions as a positive, in terms of the Federal Reserve trying to act proactively as a deterrent to inflation. For this reason, as short-term rates continued to rise, long-term rates did not go up. The normal analysis of a flattening yield curve is that the economy is weakening and that, with an inverted yield curve to follow, the economy will soon slow enough to produce a recession. Time will tell if that happens in the immediate future.

With a new Chairman of the Federal Reserve Board to take office at the end of January, 2006 will probably be another year of "Fed watching", as market participants try to determine what actions will be taken. We clearly are in the stage of policy where public economic data will drive the direction of interest rates. Today, the most likely forecast is that we will have a soft landing for this economic recovery, very little inflation and a year of little change in interest rates. This may well happen, but risks that higher input prices finally get passed on to the consumer are still real and, if this happens, then inflation is not dead and we have the risk of higher interest rates throughout the year. In short, the bond market seems priced for perfection, but there still seems to be enough risk in the market that a conservative investment approach relative to duration and credit risk seems warranted.

Thank you again for your trust in the Diamond Hill Funds. As always, we will work hard to continue to earn it. Best wishes for 2006.


/s/ Ric Dillon                          /s/ Charles S. Bath                      /s/ Kent A. Rinker
Ric Dillon, CFA                         Charles S. Bath, CFA                     Kent A. Rinker
Chief Investment Officer                Managing Director - Equities             Managing Director - Fixed Income
Co-Portfolio Manager                    Portfolio Manager                        Portfolio Manager
Diamond Hill Focus Long-Short Fund      Diamond Hill Large Cap Fund              Diamond Hill Strategic Income Fund
Diamond Hill Small Cap Fund             Co-Portfolio Manager
                                        Diamond Hill Focus Long-Short Fund

/s/ Christopher M. Bingaman             /s/ Richard Moore
Christopher M. Bingaman, CFA            Richard Moore, CFA
Portfolio Manager                       Investment Analyst - Fixed Income
Diamond Hill Bank & Financial Fund


/s/ Thomas P. Schindler                 /s/ William Zox
Thomas P. Schindler, CFA                William Zox, CFA, J.D., LL.M.
Co-Portfolio Manager                    Investment Analyst - Fixed Income
Diamond Hill Small Cap Fund

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Page 2                        Diamond Hill Funds Annual Report December 31, 2005

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Mission Statement, Pledge and Fundamental Principles


Mission

      Our mission is to build and preserve wealth through a disciplined intrinsic value approach, independent thinking and aligning our interests with those of our clients.

      o Disciplined intrinsic value approach - taking a stake in a company as an owner or a lender, possessing the proper long-term investment temperament and seeking investments selling at a discount to a growing intrinsic value.

      o Independent thinking - intellectual curiosity, healthy skepticism and confidence in decisions that may be contrary to the norm.

            "You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right"

                               - Benjamin Graham

      o Aligning our interests - mindful of our fiduciary duties to clients, all of our Portfolio Managers are significant investors in the same portfolios in which our clients invest.

Pledge

      Consistent with our mission, we make the following pledge to all of our clients:

      Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value and are managed or controlled by trustworthy and capable people. Benjamin Graham pioneered this discipline during the 1930s and many others have practiced it with great success ever since, most notably Warren Buffett.

      We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

      Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each possesses the highest level of character, business ethics and professionalism.

      Our employees will enjoy a working environment that supports professional and personal growth, thereby enhancing employee satisfaction, the productivity of the firm and the experience of our clients.

      We will invest the capital you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill employees and affiliates are significant investors in the same portfolios in which our clients invest, and are collectively the largest shareholders in the Diamond Hill Funds. In addition, all Diamond Hill employees are subject to a Code of Ethics, which states that all equity investments must be made in a Diamond Hill portfolio, unless approved by our compliance committee.

Fundamental
Principles
- Equity

      o Every share of stock has an intrinsic value that is independent of its current stock market price. We believe that we can determine a reasonable approximation of that intrinsic value in some cases. At any point in time, the stock market price may be either significantly higher or lower than intrinsic value.

      o Over short periods of time, as evidenced by extreme stock market volatility, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

      o Over sufficiently long periods of time, five years and longer, the stock market price tends to revert to intrinsic value.

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Diamond Hill Funds Annual Report December 31, 2005                        Page 3

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      o     We concentrate our investments in businesses whose per share intrinsic value is likely to grow. To achieve this, we assess the underlying economics of the businesses in which we invest and the industries and markets in which they participate. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

      o We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value. In addition, every business in which we invest is "handicapped" by its price. While we would prefer to own only great businesses with superior managers, there are very few businesses that satisfy those criteria and additionally are available at attractive prices. As a result, we may invest in less attractive businesses at more than attractive prices. Depending on the price that we pay, our returns from less than ideal businesses may be even better than our returns from ideal businesses.

      o In estimating intrinsic value, we use an interdisciplinary approach. Not only do we perform financial modeling including discounted cash flow, private market value, and leveraged buyout analyses, we draw from other areas we believe are relevant to our investment decision-making. These include economics, statistics and probability theory, politics, psychology, and consumer behavior. In short, we do not want to exclude from our thinking anything that can help us forecast future cash flows, our most important as well as most difficult job.

      o We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the growth in per share intrinsic value.

      o We do not define risk by price volatility. We define risk as the possibility that we are unable to obtain the return of the capital that we invest as well as a reasonable return on that capital when we need the capital for other purposes. If you will need the capital that you entrust to us in less than five years, then you should not invest that capital in the stock market.

Fundamental
Principles
- Fixed Income

      o Our primary goal is to generate a yield greater than the current rate of inflation without bearing undue credit or interest rate risk. However, we cannot guarantee any specific yield.

      o A flexible approach allows us to invest in both investment grade and non-investment grade corporate bonds as well as preferred securities, real estate investment trusts, master limited partnerships, and closed end funds. We can also invest in securities issued by the U.S. government and its agencies when conditions warrant.

      o We balance our income objective with a focus on total return. Over the next five years, our objective is to earn equity-like returns in the income markets with lower year-to-year volatility and, more importantly, a much lower risk of permanent loss of capital.

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Page 4                        Diamond Hill Funds Annual Report December 31, 2005

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Special Investment Letter -
"In the Long Run"



      At Diamond Hill, our core investment tenets encourage independent, businesslike, and long-term thinking. This piece discusses our thoughts on what constitutes the long-term and some of its practical effects on our investment approach.

The Eagles wrote a song about it. Every first year economics student learns to define it. And investment organizations espouse it often enough that it might be regarded as a cliche. "It" is the long run. In certain contexts, the long run cannot be defined as a specific time frame. For instance, the economics student learns that in the short run at least some costs are fixed, while in the long run all costs are variable. Neither should self-interest be allowed to influence an objective definition of long-term. Fund companies have an incentive to define long-term as a very long time, perhaps forever. However, a skeptical mutual fund observer could become downright cynical when considering the hypocrisy of fund companies preaching long-term investing on the part of their shareholders, while the fund managers themselves play a distinctly short-term game as evidenced by portfolio turnover rates easily exceeding 100%. In the end, we may be able to do no better than Supreme Court Justice Potter Stewart, who in writing a concurring opinion in an early obscenity case refrained from giving specific definitions, but stated "I know it when I see it." Legal scholars among you might know that Stewart himself later recognized that the vagueness of his earlier opinion made it untenable in a legal context. If, like Potter, we are too vague in our definition of long-term, check back with us when we are represented on the Supreme Court. In the meantime, hopefully this shares some thoughts on what long-term investing means to us.


Classical Economics vs. Keynesian Economics

Debates about long-term and short-term are not new in the sphere of economic policy and investing. Henry Hazlitt, in Economics in One Lesson, wrote "the art of economics consists in looking not merely at the immediate but at the longer effects of any act or policy; it consists in tracing the consequences of that policy not merely for one group but for all groups." While Hazlitt thought some might find this obvious, he assured readers that it was anything but orthodoxy:

      Yet when we enter the field of public economics, these elementary truths are ignored. There are men regarded today as brilliant economists, who deprecate saving and recommend squandering on a national scale as the way of economic salvation; and when anyone points to what the consequences of these policies will be in the long run, they reply flippantly, as might the prodigal son of a warning father: "In the long run we are all dead." And such shallow wisecracks pass as devastating epigrams and the ripest wisdom.

Here, the object of Hazlitt's disdain is John Maynard Keynes, who wrote, "But this long run is a misleading guide to current affairs. In the long run we are all dead. Economists set themselves too easy, too useless a task if in tempestuous seasons they can only tell us that when the storm is long past the ocean is flat again." Keynes had a very successful investment record and wrote insightfully and eloquently about investor psychology. Also, his often quoted "in the long run we are all dead" might be better kept in context as a reminder that we must also live in the short term. Yet, in setting economic policy, Keynes believed in government intervention to solve short-term "disequilibriums," distrusting free markets and the price mechanism to do their work. In short, if "problems" [lack of aggregate demand] were ever encountered, somebody [the government] should DO SOMETHING. While a full discussion of classical and Keynesian economics is well beyond the scope of this piece, we think it is appropriate to keep in mind the seemingly trite Latin saying- primum non nocere - "First, do no harm."

One story to place this in an investment perspective involves Diamond Hill's Chuck Bath. In the 1990's, Chuck was interviewing with a Fund organization, now part of a major multinational bank. As part of an idle conversation with a manager in that organization, Chuck mentioned that the mutual fund he was then managing had underperformed the previous week. That manager's immediate question, "What are you going to do about it?" The answer, in deed if not words, was nothing. Our approach is much the same today. Given that we believe short-term stock price movements are as much a reflection of investor psychology, we would not expect to engage in major portfolio overhauls in reaction to such fluctuations.

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Diamond Hill Funds Annual Report December 31, 2005                        Page 5

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A Short Term Investment Approach

Some might point out that the long-term is actually a series of short-terms. This fact is explicit in fixed income markets, where investors might attempt to predict the theoretical term structures of interest rates by considering a series of forward zero-coupon curves in a process called bootstrapping. But is there something to be gained in equity investing by predicting a series of short-term events? Perhaps it would be useful to consider a short-term investment approach, such as earnings surprises. This approach might best be described as attempting to choose stocks that the manager believes will surpass the "consensus estimate" in the next reported quarter. This approach has logical aspects. If a stock is reasonably efficiently priced, then it should respond to the marginal piece of news.

There are a few major drawbacks to this approach, however, in our view. First, if a stock is inefficiently priced, why should it necessarily respond to marginal news in the direction anticipated - higher if the news is good and lower if bad? Second, there is great risk in concluding that the earnings estimates of a few sell-side analysts are the actual expectations embedded in a stock price. In his book Wall Street Meat, Andy Kessler relates a story from a Microsoft analyst meeting in 1991. Kessler worked at Morgan Stanley covering companies such as Intel, but did not cover PC software, so he was there only as an interested observer. Amid presentations about Microsoft products, Microsoft President Jon Shirley spoke:

         "I want to comment about your earnings estimates. There are certain analysts out there, and you know who you are, whose numbers are just TOO HIGH. They have got to come down." One-by-one, each of the sell-side analysts left the room, went outside, pulled out their cell phones and called their trading desks to tell them that Microsoft was talking down numbers. John Shirley finished his presentation to two people, Chip Morris, a buy-side analyst from T. Rowe Price and me. Analysts started filing back into the room, and word spread quickly that Microsoft's stock was down 4 1/2 points...as I stepped out of the presentation room, there were Bill Gates and Jon Shirley standing there laughing as hard as they could. I heard Gates say, "What suckers, this is too much fun." Microsoft was probably pricing their employee stock options the next week, and the timing of the analyst meeting was a fortuitous bang to the stock.

And if Kessler is accurate, this is an example of a company who sought a lower stock price. One can imagine the sandbagging, whisper numbers, pro forma earnings, and other games that developed in the corporate dance with Wall Street analysts from companies who sought higher prices for their stocks in the 1990's.

With the major qualifications above, we would concede that there could be some efficacy to an approach such as earnings surprises. Yet, it's simply not our approach. It is important to point out however, that it is likely a costly approach. Trading costs, short-term capital gains taxes, and the cost of attempting to acquire superior short-term information all will likely be high. Our own approach involves estimating the long-term value of a business based on the present value of its expected future cash flows. Then we look to the market price to discover whether an investment opportunity exists. If we worked backward, we would attempt to infer the long-term consensus expectations embedded in the current stock price, and find opportunity only when our expectations were more favorable than consensus.

An Example of Our Approach

In an early 2001 letter to shareholders of what was then the Diamond Hill Focus Fund, we reviewed a successful investment in Electronics For Imaging (EFII). To summarize, we bought in October 2000 at $11.50 per share, when the company held $8 per share of net cash and short-term marketable securities, and estimated potential "normalized" earnings of as much as $1 per share. In January of 2001, we sold our stake at a price of roughly $18.50. In that letter, we wrote:

      So how do we know if we were "lucky" or "skilled"? Our answer is that right now, we're not sure. But after we sell a stock, we continue to keep tabs on the company. If in two years time, we find that EFII has burned through all their cash and has little economic earnings power, we'd likely agree "lucky" and that the perceived value was ephemeral. In other words, if we find ourselves consistently selling things "at the top" only to watch them crash after a sale, the relief we will feel as fellow shareholders will be greatly tempered by concern that we are making mistakes in the beginning.


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Page 6                        Diamond Hill Funds Annual Report December 31, 2005

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Let's update for subsequent events in regards to both the price and value of
EFII. The first critical point is to understand the concept of a required rate of return, which is akin to an opportunity cost. If the stock was indeed worth $18.50 per share in early 2001, it should sell for a higher price today. Using required rates of return between 8% and 10% would yield an "appropriate" price for EFII of $27 - $30 per share today, which is approximately the price EFII has been trading at the past few months. Measured by today's price alone, selling in early 2001 was a "push," as we would have received an approximate fair return on the stock over the subsequent holding period (EFII has not paid any dividends over this period). In terms of subsequent fundamental value, EFII now has $5.60 per share in net cash and marketable securities after making a $280 million acquisition in 2005 (the share count is up just slightly from five years ago, and the company might have $10.50 per share cash without the acquisition). Including 2005, EFII will have averaged approximately $.75 per share in earnings over the last five years, short of our expectation of $1 in "normalized" earnings which we would have assumed would have grown closer to $1.50 by now. Thus, we would conclude EFII today is fairly valued today if it can achieve "normalized" earnings of $1.50, growing at least at a high single digit rate. From today's vantage point, the bottom line would seem that at a price of $11.50 in early 2001, EFII offered a margin of safety whereas at $18.50 it did not.

There are a couple points worth making here. When analyzing the value of EFII, we used a long-term horizon. Earnings and dividends were estimated over an assumed five-year holding period, with a terminal value, or target price, assigned at the end of the fifth year. This terminal value is based in part on assumptions concerning growth and risk in years six and beyond, so the horizon theoretically extends forever, although the mathematics of present value render cash flows received in the very distant future inconsequential. Note, however, that we were short-term owners of the stock. The decision-making process was completely driven by price-value considerations. The goal of our approach is to achieve an attractive, risk-adjusted after tax return. Low portfolio turnover is often a means to achieve that end, but should not be confused with the objective. We anticipate that our portfolio turnover will be lower than many of our peers based on our approach. However, a finding of both high returns and portfolio turnover would not necessarily contradict a long-term investment approach. If, however, our returns are low and portfolio turnover is high, it would indicate either a deviation from the approach or evidence of mistakes in our initial analysis and purchase that then caused us to reverse course.

Conclusion

Equity investing is an activity that lends itself to a long-term horizon. In the past, we have suggested five years as the minimum amount of time over which to analyze the value of a business, as well as to measure the progress of an equity manager. Even five years could prove too brief if the end points reflect extremes in market psychology. As ever, we are reminded of Benjamin Graham's quotation that, "In the short run the stock market is a voting machine; in the long run it is a weighing machine."




/s/ Thomas P. Schindler
----------------------------
Thomas P. Schindler, CFA



--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                        Page 7

--------------------------------------------------------------------------------

Diamond Hill Small Cap Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------

Results (Class A) Since Inception*

                                                                                        Since
                                                        Year       Five Years        12/29/00
                                              Ended 12/31/05   Ended 12/31/05       Inception
---------------------------------------------------------------------------------------------
Diamond Hill Small Cap Fund (DHSCX)                   12.90%           20.34%          20.31%
---------------------------------------------------------------------------------------------
Russell 2000 Index                                     4.55%            8.22%           8.20%
---------------------------------------------------------------------------------------------

* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.


--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

[Photo]
R.H. Dillon, CFA
Co-Portfolio Manager

[Photo]
Thomas P. Schindler, CFA
Co-Portfolio Manager

The Diamond Hill Small Cap Fund has now been in operation for five years. We have always considered five years to be the minimum amount of time necessary to appropriately evaluate performance. We are pleased with the results achieved thus far, both in an absolute and relative sense.

There are several reasons for our preference for longer-term performance evaluation periods. First, we believe short-term stock price movements are often most influenced by investor psychology and market emotions, an unpredictable (or random) source of returns in our opinion. Only over longer periods of time do stock price movements reflect investment fundamentals and market economics, which while often still difficult to predict, more accurately describe investment activity, rather than speculative activity.

Another reason for our preference pertains to the mathematics of compound interest. Those in active investment management often cite the ability to have an objective scorecard in relation to par, the investment benchmark, as an attractive element of the business. A manager wants to know: How am I doing? Taking into account compound interest, the answer to that question is not always perfectly clear. Consider the returns experienced in the Diamond Hill Small Cap Fund at the end of this year.

                                                   Russell
                                      DHSCX (1)    2000 (2)   Relative (1-2)
                                   ---------------------------------------------
   As of 10/31/05
   YTD                                   7.57%       0.24%         7.33%
   Cumulative Since Inception          140.41%      42.66%        97.75%

   As of 11/30/05
   YTD                                  11.02%       5.10%         5.92%
   Cumulative Since Inception          148.14%      49.59%        98.55%

   As of 12/31/05
   YTD                                  12.90%       4.55%         8.35%
   Cumulative Since Inception          152.33%      48.91%       103.42%

The November return for the Diamond Hill Small Cap Fund was 3.21%, an attractive absolute monthly return, which brought the year-to-date return to 11.02%. Yet, the Russell 2000 Index return in November was 4.85%, and thus our relative year-to-date lead on the index shrunk during the month. So how did we do? It seems obvious that November was a poor month, but it actually depends upon the time frame under consideration. Observe that based on since inception results, the relative spread between the Fund and the index actually increased. In this case, because the cumulative return of the Fund was quite high and the relative spread was large, a positive absolute return was enough to overcome a negative relative return. There is a drawback to the above example. One might ask: What about an investor who became a shareholder on October 31? He obviously does not benefit from the historic cumulative performance, so his personal return has lagged the benchmark? This is true and brings us to our dual goals in managing the Fund. Our primary objective is to outperform the Russell 2000 Index benchmark over most five-year time frames. We also strive to provide an attractive absolute return over most five-year market environments. Thus, for the shareholder who has made his first Fund investment on October 31, 2005, we hope he shares an investment horizon extending at least to October 2010.

--------------------------------------------------------------------------------
Page 8                        Diamond Hill Funds Annual Report December 31, 2005

--------------------------------------------------------------------------------

Portfolio Commentary

The performance of the Fund in 2005, just as in 2004, was aided by holdings in the energy sector. The following were the full-year total returns of energy stocks that were in the portfolio at both the beginning and end of the year:

Company                        Primary Business             2005 Total Return
----------------------       ------------------------     ---------------------
Southwestern Energy           Oil & Gas Production                 184%
Lufkin Industries             Drilling Equipment                   154%
Helmerich & Payne             Oil Drilling Services                 83%
Encore Acquisition            Oil & Gas Production                  38%
Tidewater                     Offshore Oil Service                  27%
Berry Petroleum               Oil & Gas Production                  21%
Cimarex                       Oil & Gas Production                  14%


In addition, positions in Remington Oil & Gas and Whiting Petroleum were initiated during the year. Among the exploration and production companies, earnings per share grew at a rapid pace due to increased oil and gas prices and increased production. These companies have also generally been increasing capital budgets and growing proved reserves. On the service side, increased dayrates and utilization as well as efforts to contain costs have driven earnings higher.

Airline stocks were also positive contributors to the Fund during the year. We initiated positions in Airtran (up 44% from our cost basis), Frontier (down 3.6% from cost) and America West, which then merged with U.S. Airways and continues under that corporate name (up 98% from cost). In addition, Republic Airways was purchased and sold within the year, registering a gain of 28%. The airlines are a somewhat unusual investment for us, but we saw opportunity in the changing competitive landscape brought on by the bankruptcies of several of the major airlines. Jet fuel prices have impacted both the earnings results and the short-term fluctuations in the stock prices. The airline purchases were not meant as a hedge of our exposure in the energy sector, but they have frequently traded in an opposite fashion. Nevertheless, thus far, we have managed attractive total returns in each since our original purchases.

Other significant positive contributors held at both the beginning and end of the year include TriZetto (up 79%), Martin Marietta Materials, (up 45%), United Auto Group (up 30%), Trinity Industries (up 30%), Washington Group (up 28%) Moneygram (up 24%), and Brink's (up 22%). In addition, we concluded a very successful investment in PacifiCare in December prior to the completion of its acquisition by UnitedHealth Group.

Major negative contributions in the portfolio came from two paper companies, Buckeye Technologies and Bowater, as higher costs such as energy prevented any bottom line recovery as pricing improves. Belo, American Greetings, Eagle Hospitality, and Multimedia Games declined 17%, 12%, 17%, and 41% respectively. Maytag was sold early in the year at a loss after severely disappointing earnings results. Finally, PXRE Group, a re-insurer we sold at a significant loss, suffered from large claims related to Hurricanes Katrina and Rita.

Thank you again for your interest in the Diamond Hill Small Cap Fund.


/s/ R. H. Dillon                             /s/ Thomas P. Schindler
---------------------                        -------------------------------
R. H. Dillon, CFA                            Thomas P. Schindler, CFA
Portfolio Manager                            Portfolio Manager



--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                        Page 9

================================================================================


Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Small Cap Fund - Class A(A) and the Russell 2000 Index

                                 [Line Graph]

                                   Small Cap                 Russell 2000
                      Date       Fund Class A     Date           Index
                      ----       ------------     ----           -----


                    12/29/00         9,497       12/29/00       10,000
                    12/31/00         9,497       12/31/00       10,000
                    01/31/01        10,694       01/31/01       10,521
                    02/28/01        10,694       02/28/01        9,831
                    03/31/01        10,295       03/31/01        9,350
                    04/30/01        11,415       04/30/01       10,081
                    05/31/01        11,795       05/31/01       10,329
                    06/30/01        12,204       06/30/01       10,686
                    07/31/01        11,890       07/31/01       10,108
                    08/31/01        11,567       08/31/01        9,781
                    09/30/01         9,421       09/30/01        8,465
                    10/31/01        10,361       10/31/01        8,960
                    11/30/01        11,472       11/30/01        9,653
                    12/31/01        11,912       12/31/01       10,249
                    03/31/02        13,269       03/31/02       10,657
                    06/30/02        12,533       06/30/02        9,767
                    09/30/02        10,148       09/30/02        7,677
                    12/31/02        10,932       12/31/02        8,150
                    03/31/03         9,951       03/31/03        7,784
                    06/30/03        12,069       06/30/03        9,607
                    09/30/03        14,242       09/30/03       10,478
                    12/31/03        16,417       12/31/03       12,000
                    03/31/04        17,514       03/31/04       12,752
                    06/30/04        18,139       06/30/04       12,812
                    09/30/04        18,861       09/30/04       12,445
                    12/31/04        21,225       12/31/04       14,199
                    03/31/05        20,799       03/31/05       13,441
                    06/30/05        21,711       06/30/05       14,021
                    09/30/05        23,436       09/30/05       14,679
                    12/31/05        23,963       12/31/05       14,845

                   Diamond Hill Small Cap Fund - Class A |_|

                         Average Annual Total Return(B)

             |_| One Year |_| Five Years |_| Since Inception(C) |_|

                          |_| 7.24%|_| 19.10%|_| 19.08%

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.
(B) The average annual total returns shown above are adjusted for maximum applicable salescharge of 5.00%.
(C)   Class A shares commenced operations on December 29, 2000.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Small Cap Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

               Sector Allocation                          % of Net Assets
               --------------------------------------     ---------------
               Consumer Discretionary                             15%
               Consumer Staples                                    1%
               Energy                                             20%
               Financial                                           6%
               Health Care                                         4%
               Industrial                                         14%
               Information Technology                              2%
               Materials                                           6%
               Utilities                                           1%
               Cash and Cash Equivalents                          31%
                                                               ------
                                                                 100%
                                                               ======



--------------------------------------------------------------------------------
Page 10                       Diamond Hill Funds Annual Report December 31, 2005

--------------------------------------------------------------------------------

Diamond Hill Large Cap Fund

--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------

Results (Class A) Since Inception*

                                                                  Since
                                                Year            6/29/01
                                      Ended 12/31/05          Inception
--------------------------------------------------------------------------
Diamond Hill Large Cap Fund (DHLAX)           16.19%              9.12%
--------------------------------------------------------------------------
Russell 1000 Index                             6.27%              2.83%
--------------------------------------------------------------------------


* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.


--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

[Photo]
Charles S. Bath, CFA
Portfolio Manager

I am pleased with the results for the Diamond Hill Large Cap Fund in 2005. The Fund's return of 16.19% exceeded the return on the Russell 1000 index of 6.27%. The market rally in the 4th quarter was somewhat subdued compared to last year but it did allow for reasonable if uninspiring returns for the index.

Entering 2005 we had major investments in the energy sector which we maintained throughout the year. It is my belief that the market has failed to properly value these securities as the secular fundamentals have shown considerable improvement. Demand growth continues to strain the ability of the market to provide ever increasing quantities of oil leading to strong pricing in the sector. Companies such as Burlington Resources and Devon Energy were very important in providing the favorable returns in 2005.

Throughout the year the fund maintained large holdings in other commodity stocks as well. Phelps Dodge was a large holding we added to the fund in 2004 and it was the biggest contributor to Fund performance in 2005. This large copper company has continued to thrive as strong copper prices have driven an earnings recovery at the company.

A longtime holding for the portfolio was Pacificare. This was a gratifying investment and was very helpful to performance again this year as the company was purchased by UnitedHealth Group. United is a leading managed care company with an outstanding record and we have maintained the holding in the portfolio.

I have continued to avoid technology holdings in the Fund. Their valuations reflect levels of growth and profitability I believe will be difficult to achieve. I look forward to the day when these securities appear cheap but until then I will avoid investment in this sector.

I want to thank shareholders for their continued support. I hope to be working with you for many years to come.


/s/ Charles S. Bath
----------------------------
Charles S. Bath, CFA
Managing Director - Equities
and Portfolio Manager


--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 11

--------------------------------------------------------------------------------

================================================================================
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Large Cap Fund - Class A(A) and the Russell 1000 Index

                                 [Line Graph]

                                   Large Cap                  Russell 1000
                       Date         Class A       Date            Index
                       ----         -------       ----            -----


                     06/29/01        9,497       06/29/01        10,000
                     06/30/01        9,497       06/30/01        10,000
                     07/31/01        9,450       07/31/01         9,860
                     08/31/01        9,383       08/31/01         9,260
                     09/30/01        8,509       09/30/01         8,474
                     10/31/01        8,775       10/31/01         8,651
                     11/30/01        9,383       11/30/01         9,317
                     12/31/01        9,562       12/31/01         9,416
                     01/31/02        9,344       01/31/02         9,297
                     02/28/02        9,562       02/28/02         9,111
                     03/31/02        9,895       03/31/02         9,485
                     04/30/02        9,344       04/30/02         8,942
                     05/31/02        9,211       05/31/02         8,863
                     06/30/02        8,488       06/30/02         8,209
                     09/30/02        6,986       09/30/02         6,821
                     12/31/02        7,580       12/31/02         7,377
                     03/31/03        7,223       03/31/03         7,161
                     06/30/03        7,978       06/30/03         8,288
                     09/30/03        8,668       09/30/03         8,536
                     12/31/03        9,999       12/31/03         9,583
                     03/31/04       10,376       03/31/04         9,765
                     06/30/04       10,821       06/30/04         9,902
                     09/30/04       11,091       09/30/04         9,722
                     12/31/04       12,111       12/31/04        10,675
                     03/31/05       12,488       03/31/05        10,471
                     06/30/05       12,653       06/30/05        10,686
                     09/30/05       13,795       09/30/05        11,108
                     12/31/05       14,071       12/31/05        11,344

                   Diamond Hill Large Cap Fund - Class A |_|

                         Average Annual Total Return(B)

                     |_| One Year |_| Since Inception(C) |_|

                              |_| 10.37% |_| 7.87%


(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)   Class A shares commenced operations on June 29, 2001.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Large Cap Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

             Sector Allocation                           % of Net Assets
             ------------------------------             -----------------
             Consumer Discretionary                             11%
             Consumer Staples                                    3%
             Energy                                             24%
             Financial                                          12%
             Health Care                                        10%
             Industrial                                         12%
             Materials                                          12%
             Utilities                                           3%
             Cash and Cash Equivalents                          12%
             Other Assets/Liabilities (net)                      1%
                                                             ------
                                                               100%
                                                             ======



--------------------------------------------------------------------------------
Page 12                       Diamond Hill Funds Annual Report December 31, 2005

--------------------------------------------------------------------------------

Diamond Hill Focus Long-Short Fund

--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------

Results (Class A) Since Inception*

                                                                          Since
                                            Year        Five Years         6/30/00
                                  Ended 12/31/05    Ended 12/31/05       Inception
----------------------------------------------------------------------------------
Diamond Hill Focus Fund (DIAMX)           21.46%            10.65%          10.07%
----------------------------------------------------------------------------------
Russell 3000 Index                         6.12%             1.58%          -0.16%
----------------------------------------------------------------------------------

* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.


--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

[Photo]
R.H. Dillon, CFA
Co-Portfolio Manager

[Photo]
Charles S. Bath, CFA
Co-Portfolio Manager

The Diamond Hill Focus Long-Short Fund returned 21.46% in 2005 compared to 6.12% for the Russell 3000. We are pleased with the performance of the Fund in both relative and absolute terms. The performance was mostly driven by the strong performance of the long positions as the largest holdings in the portfolio generally performed very well.

Entering 2005 we had major investments in the energy sector which we maintained throughout the year. It is my belief that the market has failed to properly value these securities as the secular fundamentals have shown considerable improvement. Demand growth continues to strain the ability of the market to provide ever increasing quantities of oil leading to strong pricing in the sector. Companies such as Burlington Resources and Devon Energy were very important in providing favorable returns in 2005.

Throughout the year we maintained large holdings in other commodity stocks as well. Phelps Dodge was a large fund holding we added to the fund in 2004 and it was the biggest contributor to Fund performance in 2005. The large copper company has continued to thrive as strong copper prices have driven an earnings recovery at the company.

US Airways is a new holding in the portfolio and was a significant contributor to the performance of the Fund. This company was formed by the merger of US Airways and America West Airlines. The company appears well positioned for improving conditions in the airline industry and is highly leveraged to improving revenues and earnings.

The performance of the short portfolio was driven by gains in Apollo Group and the automobile stocks. The problems of the auto industry are well known. We are short these shares as the problems do not yet appear to be fully reflected in the stock prices. Apollo is an education company whose shares are highly valued but is facing a slowdown at the company and in the industry. These short positions are still in the portfolio as of year-end.

We want to thank shareholders for their support in 2005. We look forward to working with you in the years ahead.




       /s/ R. H. Dillon                           /s/ Charles S. Bath
       ---------------------                      -------------------------
       R. H. Dillon, CFA                          Charles S. Bath, CFA
       Portfolio Manager                          Portfolio Manager


--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 13

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Focus Long-Short Fund - Class A(A) and the Russell 3000 Index

                                 [Line Graph]

                                 Focus Fund               Russell 3000
                     Date         Class A       Date          Index
                     ----         -------       ----          -----

                   06/30/00        9,497      06/30/00       10,000
                   07/31/00        9,260      07/31/00        9,823
                   08/31/00        9,649      08/31/00       10,552
                   09/30/00        9,848      09/30/00       10,074
                   10/31/00        9,488      10/31/00        9,931
                   11/30/00        8,994      11/30/00        9,015
                   12/31/00        9,709      12/31/00        9,167
                   01/31/01       10,734      01/31/01        9,480
                   02/28/01       10,867      02/28/01        8,614
                   03/31/01       10,373      03/31/01        8,052
                   04/30/01       11,295      04/30/01        8,698
                   05/31/01       11,485      05/31/01        8,767
                   06/30/01       11,618      06/30/01        8,606
                   09/30/01        8,588      09/30/01        7,262
                   12/31/01       10,302      12/31/01        8,116
                   03/31/02       11,364      03/31/02        8,195
                   06/30/02       10,418      06/30/02        7,122
                   09/30/02        8,564      09/30/02        5,895
                   12/31/02        9,230      12/31/02        6,368
                   03/31/03        8,545      03/31/03        6,174
                   06/30/03       10,206      06/30/03        7,177
                   09/30/03       10,273      09/30/03        7,423
                   12/31/03       11,345      12/31/03        8,345
                   03/31/04       11,760      03/31/04        8,531
                   06/30/04       11,992      06/30/04        8,645
                   09/30/04       12,726      09/30/04        8,481
                   12/31/04       13,258      12/31/04        9,342
                   03/31/05       14,150      03/31/05        9,137
                   06/30/05       14,228      06/30/05        9,341
                   09/30/05       15,595      09/30/05        9,716
                   12/31/05       16,102      12/31/05        9,914

               Diamond Hill Focus Long -Short Fund - Class A |_|

                         Average Annual Total Return(B)

             |_| One Year |_| Five Years |_| Since Inception(C) |_|

                         |_| 15.38% |_| 9.53% |_| 9.04%


(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in charges and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)   Class A shares commenced operations on June 30, 2000.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Focus Long-Short Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

                                  % of Long     % of Net
Sector Allocation                 Portfolio      Assets
-----------------                 ---------      ------
 Long Portfolio

   Consumer Discretionary             9%            9%
   Energy                            24%           24%
   Financials                        10%           10%
   Health Care                        7%            7%
   Industrials                       13%           13%
   Materials                         11%           11%
   Utilities                          3%            3%
   Cash & Cash Equivalents           17%           17%
   Other Assets/Liabilities (net)     6%            6%
                                  ------
                                    100%
                                  ======


                                 % of Short    % of Net
Sector Allocation                 Portfolio      Assets
-----------------                 ---------      ------
Short Portfolio
   Consumer Discretionary            62%          -20%
   Consumer Staples                   4%           -1%
   Finance                            7%           -2%
   Health Care                        3%           -1%
   Industrials                        3%           -1%
   Information Technology            14%           -4%
   Utilities                          1%           -1%
   Semiconductors                     6%           -2%
                                  ------
                                    100%
                                  ======
 Other
   Segregated Cash with Brokers                    32%
                                                ------
                                                  100%
                                                ======

--------------------------------------------------------------------------------
Page 14                       Diamond Hill Funds Annual Report December 31, 2005

================================================================================

Diamond Hill Bank & Financial Fund

--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------

Results (Class A) Since Inception*

                                                                                          Since
                                                         Year         Five Years         8/1/97
                                               Ended 12/31/05     Ended 12/31/05      Inception
-----------------------------------------------------------------------------------------------
Diamond Hill Bank & Financial Fund (BANCX)              0.25%             17.99%         13.05%
-----------------------------------------------------------------------------------------------
S&P SuperComposite 1500 Financial Index                 6.62%              4.15%          4.31%
-----------------------------------------------------------------------------------------------
NASDAQ Bank Index                                      -1.93%             12.29%          9.58%
-----------------------------------------------------------------------------------------------

* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.


--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

[Photo]
Christopher M. Bingaman, CFA
Portfolio Manager

Thank you for your interest in the Diamond Hill Bank & Financial Fund.

After being in negative territory for much of 2005, the Diamond Hill Bank & Financial Fund eked out a very small gain for the year. Much like the Fund, equity indices in the U.S. were in negative territory for most of the year before a fourth quarter rally pushed them into positive territory. The S&P 500 index recorded a total return for the year of 4.91%, while the S&P 1500 Financials posted a total return of 6.62%. Unlike the past five years, small banks and thrifts broke their winning streak and underperformed the larger cap financials as well as the broader indices. The NASDAQ Bank index (which is generally indicative of the performance of small cap banks and thrifts) recorded a total return of -1.93%. The total return for the Diamond Hill Bank & Financial Fund (class A shares) in 2005 was 0.25%. While I am not terribly pleased with fund's performance in 2005, I remain generally satisfied with the longer term performance of the Fund. I continue to expect the performance of the Diamond Hill Bank & Financial Fund to be superior to the overall financial sector (over sufficiently long time periods) and remain hopeful the Fund will provide shareholders with acceptable results on an absolute basis.

Notable positive contributors to the Fund's performance in 2005 were Assurant
(AIZ) and First State Bancorp (FSNM). Assurant, a multi-line insurance carrier that was spun out of Fortis in 2004 provided a total return of over 43% for the year. The company was added to the portfolio shortly after the spin out and has continued to generate strong underwriting results and growth. FSNM generated a total return of 32% for the year and was aided by continued strong growth in its western footprint. The weightings of both AIZ and FSNM have been reduced as the discounts to intrinsic value have narrowed considerably. On the other side of the coin, Commercial Capital and Fifth Third were large detractors from the Fund's performance during 2005. Both were negatively affected by narrowing net interest margins, slowing revenue growth and contracting valuation multiples. Our investment in Fifth Third was reduced throughout the year as I continued to mark down my assessment of the company's value. Near term pressures aside, Commercial Capital remained a medium sized holding in the Fund at year end. The Fund was also hurt by the poor performance of two smaller holdings in the property catastrophe reinsurance industry. PXRE and Montpelier RE were both subject to very substantial losses due to the level of hurricane activity in the Gulf region. These holdings were divested as I became less confident in the longer term outlook for the industry.

Another notable development during 2005 was the lack of mergers and acquisitions after two years of increasing activity. For the first time since I began managing the portfolio, we did not have any investments that were meaningfully affected by a merger or acquisition during the year. I believe an important reason for the general lack of activity within the sector is the disparity in valuations between the larger and smaller companies. Especially within the bank and thrift industry, small and mid cap companies enjoy healthy valuation premiums versus their large cap peers. This of course makes it difficult for those large companies to be buyers of smaller targets. This small cap premium has actually been normative in the past, with the notable exception of the 1999-2000 bubble years. However, the magnitude of the difference has been quite large since the second half of 2004. Obviously, this valuation gap does not preclude M&A activity it just tends to make the accounting "math" difficult and therefore the economics even more problematic. As one might guess by looking at the performance of the NASDAQ Bank Index, small banks and thrifts did slightly under-perform their larger

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 15

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Portfolio Commentary (continued)
--------------------------------------------------------------------------------

counterparts in 2005 and therefore this gap has begun to narrow. Combined with moderating expectations on the part of potential sellers, I am hopeful we will see a pick up in transactions in the coming year as consolidation is beneficial for both the industry's fundamentals as well as the underlying stocks.

As in the past, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio. We typically hold between 25 and 35 stocks with an average position size of between 3% and 4%. Also, as you may know, the Board of Trustees has provided the Advisor with the ability to take short positions in the Fund. As it has recently become more difficult to find investments that meet our expected return criteria, we may begin to deploy some capital by shorting certain securities that we believe are trading at substantial premiums to our calculations of intrinsic value. We do not intend to do this as a `hedge' to mitigate our long exposure, but instead as a way to enhance our performance over time. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments.






/s/ Christopher M. Bingaman
----------------------------

Christopher M. Bingaman, CFA
Portfolio Manager


--------------------------------------------------------------------------------
Page 16                       Diamond Hill Funds Annual Report December 31, 2005

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Bank & Financial Fund- Class A(A), the S&P SuperComposite 1500 Financial Index and the NASDAQ Bank Index

                                  [Line Graph]

                  Bank &                   S&P 1500
                 Financial               Supercomposite                Nasdaq
        Date   Fund Class A    Date     Financial Index  Date        Bank Index
        ----   ------------    ----     ---------------  ----        ----------

      08/01/97     9,497     08/01/97        10,000     08/01/97       10,000
      08/31/97     9,459     08/31/97         9,318     08/31/97        9,952
      09/30/97    10,333     09/30/97        10,082     09/30/97       11,014
      10/31/97    10,589     10/31/97         9,869     10/31/97       11,205
      11/30/97    10,836     11/30/97        10,241     11/30/97       11,342
      12/31/97    11,776     12/31/97        10,831     12/31/97       12,169
      01/31/98    11,634     01/31/98        10,477     01/31/98       11,721
      02/28/98    12,109     02/28/98        11,427     02/28/98       12,389
      03/31/98    12,802     03/31/98        12,050     03/31/98       13,002
      04/30/98    13,533     04/30/98        12,241     04/30/98       13,208
      05/31/98    13,571     05/31/98        11,920     05/31/98       12,902
      06/30/98    13,144     06/30/98        12,357     06/30/98       12,510
      07/31/98    12,963     07/31/98        12,354     07/31/98       11,956
      08/31/98    10,532     08/31/98         9,512     08/31/98        9,572
      09/30/98    10,532     09/30/98         9,742     09/30/98       10,238
      12/31/98    10,701     12/31/98        11,828     12/31/98       10,922
      03/31/99    10,570     03/31/99        12,530     03/31/99       10,452
      06/30/99    11,558     06/30/99        13,138     06/30/99       11,213
      09/30/99    10,953     09/30/99        11,094     09/30/99       10,161
      12/31/99    10,304     12/31/99        11,940     12/31/99       10,285
      03/31/00     9,320     03/31/00        12,107     03/31/00        9,373
      06/30/00     8,823     06/30/00        11,684     06/30/00        9,231
      09/30/00    10,192     09/30/00        14,399     09/30/00       11,040
      12/31/00    11,663     12/31/00        14,785     12/31/00       12,109
      03/31/01    11,926     03/31/01        13,303     03/31/01       11,827
      06/30/01    13,681     06/30/01        14,339     06/30/01       13,304
      09/30/01    14,157     09/30/01        12,488     09/30/01       13,070
      12/31/01    14,452     12/31/01        13,385     12/31/01       13,629
      03/31/02    15,973     03/31/02        13,909     03/31/02       15,013
      06/30/02    16,815     06/30/02        12,941     06/30/02       15,524
      09/30/02    15,121     09/30/02        10,784     09/30/02       14,273
      12/31/02    16,074     12/31/02        11,548     12/31/02       14,575
      03/31/03    15,685     03/31/03        13,655     03/31/03       14,318
      06/30/03    18,516     06/30/03        12,966     06/30/03       16,251
      09/30/03    19,636     09/30/03        13,549     09/30/03       17,236
      12/31/03    22,801     12/31/03        15,183     12/31/03       19,390
      03/31/04    23,668     03/31/04        15,958     03/31/04       19,839
      06/30/04    24,025     06/30/04        15,579     06/30/04       19,693
      09/30/04    24,801     09/30/04        15,688     09/30/04       20,251
      12/31/04    26,604     12/31/04        16,993     12/31/04       22,040
      03/31/05    25,309     03/31/05        15,912     03/31/05       20,445
      06/30/05    25,977     06/30/05        16,647     06/30/05       21,099
      09/30/05    25,532     09/30/05        16,799     09/30/05       21,103
      12/31/05    26,668     12/31/05        18,115     12/31/05       21,618


                Diamond Hill Bank & Financial Fund - Class A |_|

                         Average Annual Total Return(B)

             |_| One Year |_| Five Years |_| Since Inception(C) |_|

                        |_| -4.78% |_| 16.78% |_| 12.36%

(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in charges and fees paid by shareholders in the different classes.

(B) The average annual total returns shown above are adjusted for maximum applicable sales charge of 5.00%.

(C)   Class A shares commenced operations on August 1, 1997.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Bank & Financial Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

                 Sector Allocation                            % of Net Assets
                 -----------------                            ---------------
                 Preferred Stocks                                    2%
                 Common Stocks:
                   Finance - Banks & Thrifts                        58%
                   Financial                                         2%
                   Financial - Diversified                          16%
                   Insurance                                         8%
                   Real Estate Investment Trust                      3%
                 Corporate Bond                                      2%
                 Cash and Cash Equivalents                          10%
                 Other Assets/Liabilities (net)                     -1%
                                                                 ------
                                                                   100%
                                                                 ======



--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 17

--------------------------------------------------------------------------------

Diamond Hill Strategic Income Fund

--------------------------------------------------------------------------------
Performance Update
--------------------------------------------------------------------------------

Results (Class A) Since Inception*

                                                                    Since
                                                      Year        9/30/02
                                            Ended 12/31/05      Inception
---------------------------------------------------------------------------
Diamond Hill Strategic Income Fund (DSIAX)           2.41%         10.62%
---------------------------------------------------------------------------
Merrill Lynch Domestic Master Index                  2.55%          3.87%
---------------------------------------------------------------------------

* The Fund return excludes any sales charges but includes all other expenses. Standardized returns are disclosed on the following page. Results longer than one year are annualized.


--------------------------------------------------------------------------------
Portfolio Commentary
--------------------------------------------------------------------------------

[Photo]
Kent K. Rinker
Portfolio Manager

The Diamond Hill Strategic Income Fund produced a total rate of return of 2.41% for the year ended December 31, 2005. This was in line, but a little less than the Merrill Lynch Domestic Master Index, which had a total return of 2.55% for the same period. At the end of last year's portfolio commentary, we discussed what a difficult market environment 2004 had been. Little did we know that 2005 would turn out to make 2004 seem like an easy year to manage this portfolio. 2005 marked the third anniversary for the inception of our fund, and, despite an average year from a performance perspective, our returns over the past three years place us at the top of the Lipper flexible income funds category for the one and three year periods ended December 31, 2005.

There were a number of issues in 2005 that were relevant to performance. First and foremost was the Federal Reserve's continual increasing of short term interest rates. The fed funds rate was increased from 2.25% to 4.25%. This caused the entire short end of the yield curve to move up in yield, which hurt the market values of any security with a maturity of less than ten years. The yield curve became very flat, with ten-year securities being priced throughout the year around the 4.25%-4.40% area.

This was the first time in 40 years that rising short-term rates did not coincide with rising long term rates.

A second area of concern for the fixed income markets was that corporate credit spreads started to widen versus U.S. Treasury securities. Granted, the bulk of the higher yields came from the airline and auto sector. However, even short maturity issues, which we purchased mid-year, came under increased price pressure.

Finally, the devastating hurricanes had an impact on the delivery of oil and gas from the Gulf region. While only for a brief period, this caused some market dislocation for some of the Master Limited Partnership securities that we own.

At the end of the year, our portfolio had changed somewhat, with an increased exposure to U.S. Government/Agency securities, whose yields became competitive with corporate yields. At the same time we increased the duration of the portfolio from about 4.25 years to about 5.0 years. We are starting to become more comfortable with duration risk, but a little less comfortable with credit risk. We look forward to meeting what challenges we see this year and we thank you for your continued support the Diamond Hill Strategic Income Fund.


/s/ Kent Rinker      /s/ Rick Moore                       /s/ William Zox
---------------      --------------------------           --------------------------
Kent Rinker          Rick Moore, CFA                      William Zox, CFA, J.D., LL.M.
Portfolio Manager    Investment Analyst - Fixed Income    Investment Analyst - Fixed Income

--------------------------------------------------------------------------------
Page 18                       Diamond Hill Funds Annual Report December 31, 2005

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Growth of $10,000
--------------------------------------------------------------------------------

Comparison of the Change in Value of a $10,000 Investment in the Diamond Hill Strategic Income Fund - Class A(A) and the Merrill Lynch Domestic Master Index

                            [Line Graph]

                                                           Merill Lynch
                         Strategic Income                    Domestic
                Date       Fund Class A         Date       Master Index
                ----       ------------         ----       ------------

              09/30/02         9,653          09/30/02        10,000
              10/31/02         9,671          10/31/02         9,955
              11/30/02         9,911          11/30/02         9,952
              12/31/02        10,086          12/31/02        10,159
              03/31/03        10,559          03/31/03        10,300
              06/30/03        10,865          06/30/03        10,561
              09/30/03        11,616          09/30/03        10,548
              12/31/03        12,171          12/31/03        10,578
              03/31/04        12,567          03/31/04        10,859
              06/30/04        12,082          06/30/04        10,592
              09/30/04        12,700          09/30/04        10,932
              12/31/04        13,079          12/31/04        11,036
              03/31/05        13,107          03/31/05        10,987
              06/30/05        13,451          06/30/05        11,329
              09/30/05        13,473          09/30/05        11,252
              12/31/05        13,401          12/31/05        11,318

                Diamond Hill Strategic Income Fund - Class A |_|

                        Average Annual Total Returns(B)

                    |_| One Year |_| Since Inception(C) |_|

                              |_| -1.16% |_| 9.42%


(A) The chart above represents the performance of Class A shares only, which will vary from the performance of Class C and Class I shares based on the difference in charges and fees paid by shareholders in the different classes.

(B) The total return shown above is adjusted for maximum applicable sales charge of 3.50%.

(C)   Class A shares commenced operations on September 30, 2002.

Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


Tabular Presentation of Schedule of Investments
--------------------------------------------------------------------------------

The table below provides the Strategic Income Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund's investments.

          Sector Allocation                            % of Net Assets
          -----------------------------------         ------------------
          Master Limited Partnerships                        10%
          REIT Common Stock                                   2%
          REIT Preferred Stock                               22%
          Trust Preferred Stock                              24%
          Corporate Bonds - Maturing > 2 Years                8%
          Corporate Bonds - Maturing or
            Likely to Be Called < 2 Years                     3%
          U.S. Government or Agency Securities               19%
          Cash and Cash Equivalents                          12%
                                                          ------
                                                            100%
                                                          ======

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 19

                          Diamond Hill Small Cap Fund
                            Schedule of Investments
                               December 31, 2005
                                                                Market
                                               Shares            Value
-------------------------------------------------------------------------
Common Stocks -- 68.8%
Consumer Discretionary -- 14.8%
American Greetings Corp.                      500,000        $ 10,985,000
Belo Corp.                                    250,000           5,352,500
Callaway Golf Co.                             540,000           7,473,600
Lodgenet Entertainment Corp.*                 175,000           2,439,500
MoneyGram International, Inc.                 245,000           6,389,600
Multimedia Games, Inc.                         95,000             878,750
Polaris Industries, Inc.                       71,450           3,586,790
Steiner Leisure Ltd.*                         113,000           4,018,280
The Brink's Co.                               138,000           6,611,580
The Finish Line, Inc.                         325,000           5,661,500
United Auto Group, Inc.                       100,000           3,820,000
-------------------------------------------------------------------------
                                                               57,217,100
-------------------------------------------------------------------------

Consumer Staples -- 1.0%
Del Monte Foods Co.*                          360,000           3,754,800
-------------------------------------------------------------------------

Energy -- 19.6%
Berry Petroleum Company                       130,000           7,436,000
Cimarex Energy Co.*                           400,000          17,203,999
Encore Acquisition Co.*                       420,000          13,456,800
Helmerich & Payne                             105,000           6,500,550
James River Coal Co.*                         200,000           7,640,000
Lufkin Industries, Inc.                        71,000           3,540,770
Remingtion Oil & Gas Corp.*                   205,000           7,482,500
Southwestern Energy Co.*                       71,600           2,573,304
Tidewater, Inc.                               130,000           5,779,800
Whiting Petroleum Corp.*                      100,000           4,000,000
-------------------------------------------------------------------------
                                                               75,613,723
-------------------------------------------------------------------------

Financial -- 6.1%
1st Source Corp.                              132,805           3,340,046
Access Anytime Bancorp, Inc.*                  20,000             370,200
Commercial Capital Bancorp                    325,000           5,564,001
Eagle Hospitality Properties Trust, Inc.      430,000           3,280,900
First State Bancorp                            77,000           1,847,230
Greene County Bancshares, Inc.                 24,640             674,150
Hanmi Financial Corp.                         115,000           2,053,900
ITLA Capital Corp.*                            58,211           2,843,607
MAF Bancorp, Inc.                              85,000           3,517,300
-------------------------------------------------------------------------
                                                               23,491,334
-------------------------------------------------------------------------

Health Care -- 3.9%
Analogic Corporation                          115,000           5,502,750
Apria Healthcare Group, Inc.*                 233,000           5,617,630
Manor Care, Inc.                               95,000           3,778,150
-------------------------------------------------------------------------
                                                               14,898,530
-------------------------------------------------------------------------

Industrial -- 13.5%
Acco Brands Corp.*                            350,000           8,575,000
AirTran Holdings, Inc.*                       235,000           3,767,050
Frontier Airlines, Inc.*                      620,000           5,728,800
Kaydon Corp.                                   87,000           2,796,180
Lincoln Electric Holdings, Inc.               100,000           3,966,000
The Greenbrier Companies, Inc.                195,000           5,538,000
Trinity Industries, Inc.                      163,500           7,205,445
U.S. Airways Group, Inc.*                     355,050          13,186,557
Washington Group International, Inc.*          26,572           1,407,519
-------------------------------------------------------------------------
                                                               52,170,551
-------------------------------------------------------------------------

Information Technology -- 2.2%
Gevity HR, Inc.                               150,000           3,858,000
QAD, Inc.                                     354,380           2,707,463
The TriZetto Group, Inc.*                     123,647           2,100,763
-------------------------------------------------------------------------
                                                                8,666,226
-------------------------------------------------------------------------

Materials -- 6.2%
Bowater, Inc.                                 185,000           5,683,200
Buckeye Technologies, Inc.*                   800,000           6,440,000
Century Aluminum Co.*                         300,000           7,863,000
Martin Marietta Materials, Inc.                50,000           3,836,000
-------------------------------------------------------------------------
                                                               23,822,200
-------------------------------------------------------------------------

Utilities -- 1.5%
WPS Resources Corp.                           100,000           5,531,000
-------------------------------------------------------------------------

Total Common Stocks                                          $265,165,464
-------------------------------------------------------------------------


Registered Investment Companies -- 9.9%
First American Government
  Obligations Fund - Class Z               19,092,071        $ 19,092,071
First American Prime
  Obligations Fund - Class Z               19,092,071          19,092,071
-------------------------------------------------------------------------

Total Registered
Investment Companies                                         $ 38,184,142
-------------------------------------------------------------------------




--------------------------------------------------------------------------------
Page 20                       Diamond Hill Funds Annual Report December 31, 2005

                          Diamond Hill Small Cap Fund
                      Schedule of Investments (Continued)
                               December 31, 2005

                                                                      Market
                                                 Par Value            Value
------------------------------------------------------------------------------
U.S. Treasury Obligations -- 21.3%
U.S. Treasury Bill, 3.599%, 01/05/06            $16,500,000      $  16,497,063
U.S. Treasury Bill, 3.85%, 01/26/06              15,000,000         14,962,725
U.S. Treasury Bill, 3.860%, 01/19/06             17,000,000         16,970,301
U.S. Treasury Bill, 3.88%, 02/09/06              17,000,000         16,933,190
U.S. Treasury Bill, 3.91%, 02/16/06              17,000,000         16,920,695
------------------------------------------------------------------------------

Total U.S. Treasury Obligations                                  $  82,283,974
------------------------------------------------------------------------------

Total Investment Securities -- 100.0%
(Amortized Cost $356,369,231)                                    $ 385,633,580

Liabilities In Excess
Of Other Assets -- (0.0%)                                             (159,300)
------------------------------------------------------------------------------

Net Assets -- 100.0%                                            $  385,474,280
==============================================================================

*     Non-income producing security.

See accompanying Notes to Financial Statements.


                          Diamond Hill Large Cap Fund
                            Schedule of Investments
                               December 31, 2005

                                                                Market
                                            Shares               Value
-------------------------------------------------------------------------

Common Stocks -- 87.1%
Consumer Discretionary -- 10.7%
Acco Brands Corp.*                           1,645           $     40,303
American Greetings Corp.                    88,600              1,946,542
Belo Corp.                                  69,700              1,492,277
Fortune Brands, Inc.                        30,000              2,340,600
MoneyGram International, Inc.               44,300              1,155,344
Southwest Airlines Co.                     122,200              2,007,746
The Black & Decker Corp.                    21,800              1,895,728
The Brink's Co.                             34,300              1,643,313
-------------------------------------------------------------------------
                                                               12,521,853
-------------------------------------------------------------------------

Consumer Staples -- 3.3%
Archer-Daniels-Midland Co.                  45,200              1,114,632
Kimberly-Clark Corp.                        46,400              2,767,760
-------------------------------------------------------------------------
                                                                3,882,392
-------------------------------------------------------------------------

Energy -- 24.4%
Anadarko Petroleum Corp.                    57,300              5,429,175
Apache Corp.                                75,000              5,139,000
Burlington Resources, Inc.                  63,500              5,473,699
ConocoPhillips                              81,200              4,724,216
Devon Energy Corp.                          86,200              5,390,948
XTO Energy, Inc.                            51,800              2,276,092
-------------------------------------------------------------------------
                                                               28,433,130
-------------------------------------------------------------------------

Financial -- 12.2%
Allstate Corp.                              43,600              2,357,452
Comerica, Inc.                              32,400              1,839,024
MBNA Corp.                                 104,800              2,846,368
U.S. Bancorp                               116,300              3,476,207
Wells Fargo & Co.                           59,900              3,763,517
-------------------------------------------------------------------------
                                                               14,282,568
-------------------------------------------------------------------------

Health Care -- 9.6%
Boston Scientific Corp.*                   101,900              2,495,531
Johnson & Johnson                           44,800              2,692,480
Manor Care, Inc.                            42,500              1,690,225
Pfizer, Inc.                                51,700              1,205,644
UnitedHealth Group, Inc.                    33,000              2,050,620
Wellpoint, Inc.*                            13,600              1,085,144
-------------------------------------------------------------------------
                                                               11,219,644
-------------------------------------------------------------------------

Industrial -- 11.9%
AMR Corp.*                                 123,500              2,745,405
Fluor Corp.                                 41,400              3,198,564


--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 21

                          Diamond Hill Large Cap Fund
                      Schedule of Investments (Continued)
                               December 31, 2005

                                                                      Market
                                                   Shares             Value
------------------------------------------------------------------------------

Common Stocks -- 87.1% continued
Industrial -- 11.9% continued
Norfolk Southern Corp.                             56,300        $   2,523,929
Parker Hannifin Corp.                              17,300            1,141,108
Trinity Industries, Inc.                           43,400            1,912,638
Union Pacific Corporation                          29,300            2,358,943
------------------------------------------------------------------------------
                                                                    13,880,587
------------------------------------------------------------------------------

Materials -- 12.1%
Bowater, Inc.                                      18,900              580,608
Dow Chemical Co.                                   60,200            2,637,964
MeadWestvaco Corp.                                 88,200            2,472,246
Phelps Dodge Corp.                                 36,900            5,308,803
Vulcan Materials Co.                                  950               64,363
Weyerhaeuser Co.                                   45,400            3,011,836
------------------------------------------------------------------------------
                                                                    14,075,820
------------------------------------------------------------------------------

Utilities -- 2.9%
Dominion Resources, Inc.                           42,900            3,311,880
------------------------------------------------------------------------------

Total Common Stocks                                               $101,607,874
------------------------------------------------------------------------------

Registered Investment Companies -- 7.0%
First American Government
 Obligations Fund - Class Z                     2,058,640         $  2,058,640
First American Prime
 Obligations Fund - Class Z                     6,061,674            6,061,675
------------------------------------------------------------------------------

Total Registered
Investment Companies                                              $  8,120,315
------------------------------------------------------------------------------

                                                                      Market
                                                Par Value             Value
------------------------------------------------------------------------------

U.S. Treasury Obligations -- 4.7%
U.S. Treasury Bill, 3.599%, 01/05/06           $2,500,000         $  2,499,555
U.S. Treasury Bill, 3.85%, 01/26/06             3,000,000            2,992,545
------------------------------------------------------------------------------

Total U.S. Treasury Obligations                                   $  5,492,100
------------------------------------------------------------------------------

Total Investment Securities -- 98.8%
(Amortized Cost $105,400,582)                                     $115,220,289

Other Assets In Excess
Of Liabilities -- 1.2%                                               1,376,523
------------------------------------------------------------------------------

Net Assets -- 100.0%                                              $116,596,812
==============================================================================

*     Non-income producing security.

See accompanying Notes to Financial Statements.


                       Diamond Hill Focus Long-Short Fund
                            Schedule of Investments
                               December 31, 2005

                                                             Market
                                              Shares          Value
---------------------------------------------------------------------

Common Stocks -- 77.5%
Consumer Discretionary -- 8.6%
American Greetings Corp. +                   153,600     $  3,374,592
Belo Corp. +                                 199,800        4,277,718
Fortune Brands, Inc. +                        79,400        6,194,788
MoneyGram International, Inc. +              107,500        2,803,600
The Black & Decker Corp. +                    57,000        4,956,720
The Brink's Co. +                             99,200        4,752,672
---------------------------------------------------------------------
                                                           26,360,090
---------------------------------------------------------------------

Energy -- 24.0%
Anadarko Petroleum Corp. +                   135,700       12,857,575
Apache Corp. +                               174,400       11,949,888
Burlington Resources, Inc. +                 167,300       14,421,260
Cimarex Energy Co.* +                        245,200       10,546,052
ConocoPhillips +                             188,400       10,961,112
Devon Energy Corp. +                         208,200       13,020,828
---------------------------------------------------------------------
                                                           73,756,715
---------------------------------------------------------------------

Financial -- 10.3%
Allstate Corp. +                             108,000        5,839,560
MBNA Corp.                                   301,700        8,194,172
U.S. Bancorp +                               298,900        8,934,121
Wells Fargo & Co. +                          140,700        8,840,181
---------------------------------------------------------------------
                                                           31,808,034
---------------------------------------------------------------------

Health Care -- 7.4%
Boston Scientific Corp.* +                   238,900        5,850,661
Johnson & Johnson +                          109,200        6,562,919
Manor Care, Inc. +                           111,850        4,448,275
UnitedHealth Group, Inc. +                    95,040        5,905,786
---------------------------------------------------------------------
                                                           22,767,641
---------------------------------------------------------------------

Industrial -- 13.4%
Acco Brands Corp.* +                           9,211          225,670
Fluor Corp. +                                117,600        9,085,776
Norfolk Southern Corp. +                     183,300        8,217,339
Trinity Industries, Inc. +                   165,100        7,275,957
U.S. Airways Group, Inc.*                    254,400        9,448,416
Union Pacific Corporation +                   88,300        7,109,033
---------------------------------------------------------------------
                                                           41,362,191
---------------------------------------------------------------------


--------------------------------------------------------------------------------
Page 22                       Diamond Hill Funds Annual Report December 31, 2005

                       Diamond Hill Focus Long-Short Fund
                      Schedule of Investments (Continued)
                               December 31, 2005

                                                                     Market
                                                  Shares              Value
------------------------------------------------------------------------------

Common Stocks -- 77.5%
Materials -- 10.9%
Dow Chemical Co. +                               140,600         $   6,161,092
MeadWestvaco Corp. +                             213,700             5,990,011
Phelps Dodge Corp. +                              98,100            14,113,647
Weyerhaeuser Co. +                               108,350             7,187,939
------------------------------------------------------------------------------
                                                                    33,452,689
------------------------------------------------------------------------------

Utilities -- 2.9%
Dominion Resources, Inc. +                       115,900             8,947,481
------------------------------------------------------------------------------

Total Common Stocks                                               $238,454,841
------------------------------------------------------------------------------

Registered Investment Companies -- 13.2%
First American Government
  Obligations Fund - Class Z                  20,270,392          $ 20,270,392
First American Prime
  Obligations Fund - Class Z                  20,270,392            20,270,392
------------------------------------------------------------------------------

Total Registered
Investment Companies                                              $ 40,540,784
------------------------------------------------------------------------------

                                                                     Market
                                              Par Value              Value
------------------------------------------------------------------------------

U.S. Treasury Obligations -- 3.2%
U.S. Treasury Bill, 3.599%, 01/05/06         $10,000,000          $  9,998,220
------------------------------------------------------------------------------

Total Investment Securities -- 93.9%
(Amortized Cost $251,119,254)                                     $288,993,845

Segregated Cash With Brokers -- 31.9%                               98,068,859

Securities Sold Short -- (31.8)%
(Proceeds $96,212,172)                                             (97,746,810)

Other Assets In Excess
Of Liabilities -- 6.0%                                              18,483,266
------------------------------------------------------------------------------

Net Assets -- 100.0%                                              $307,799,160
------------------------------------------------------------------------------

*     Non-income producing security.

+ Security position is either entirely or partially held in a segregated account as collateral for securities sold short aggregating a total market value of $127,721,020.

See accompanying Notes to Financial Statements.


                       Diamond Hill Focus Long-Short Fund
                       Schedule of Securities Sold Short
                               December 31, 2005
                                                                    Market
                                                    Shares          Value
----------------------------------------------------------------------------

Common Stocks -- 79.7%
Consumer Discretionary -- 47.0%
Amazon.com, Inc.*                                   180,200     $  8,496,430
Apollo Group, Inc.*                                 119,900        7,249,154
Brunswick Corp.                                      38,500        1,565,410
Ford Motor Co.                                      213,550        1,648,606
General Motors Corp.                                 99,400        1,930,348
Harley-Davidson, Inc.                                47,900        2,466,371
Kohl's Corp.*                                        99,100        4,816,260
Panera Bread Co.*                                    19,400        1,274,192
Red Robin Gourmet Burgers, Inc.*                     51,500        2,624,440
Sirius Satellite Radio, Inc.                        970,200        6,500,340
Winnbago Industries, Inc.                            14,900          495,872
Yahoo!, Inc.*                                       175,500        6,876,090
----------------------------------------------------------------------------
                                                                  45,943,513
----------------------------------------------------------------------------

Consumer Staples -- 4.3%
Colgate-Palmolive Co.                                34,500        1,892,325
Kraft Foods, Inc.                                    37,600        1,058,064
Wal-Mart Stores, Inc.                                26,100        1,221,480
----------------------------------------------------------------------------
                                                                   4,171,869
----------------------------------------------------------------------------

Finance -- 6.9%
Corus Bankshares, Inc.                               36,900        2,076,363
Midwest Banc Holdings, Inc.                          13,420          298,595
PrivateBancorp, Inc.                                 49,700        1,767,829
Wintrust Financial Corp.                             47,600        2,613,240
----------------------------------------------------------------------------
                                                                   6,756,027
----------------------------------------------------------------------------

Health Care -- 3.1%
Tenet Healthcare*                                   401,000        3,071,660
----------------------------------------------------------------------------

Industrial -- 3.2%
United Parcel Service, Inc.                          41,700        3,133,755
----------------------------------------------------------------------------

Information Technology -- 14.0%
Applied Materials, Inc.                             166,400        2,985,216
Cisco Systems, Inc.*                                186,800        3,198,016
EMC Corp.*                                          146,300        1,992,606
Juniper Networks, Inc.*                             174,400        3,889,120
National Semiconductor Corp.                         60,700        1,576,986
----------------------------------------------------------------------------
                                                                  13,641,944
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 23

                       Diamond Hill Focus Long-Short Fund
                 Schedule of Securities Sold Short (Continued)
                               December 31, 2005

                                                                  Market
                                               Shares              Value
--------------------------------------------------------------------------

Common Stocks -- 79.7% continued
Utilities -- 1.2%
Aqua America, Inc.                             41,733          $ 1,139,311
--------------------------------------------------------------------------

Total Common Stocks Sold Short                                 $77,858,079
--------------------------------------------------------------------------

Exchange Traded Funds -- 20.3%
Consumer Discretionary -- 14.8%
Internet HOLDRs Trust                         139,300          $ 9,170,119
Nasdaq 100 Trust, Series I                    132,200            5,343,524
--------------------------------------------------------------------------
                                                                14,513,643
--------------------------------------------------------------------------

Semiconductors -- 5.5%
Semiconductor HOLDRs Trust                    146,700            5,375,088
--------------------------------------------------------------------------

Total Exchange Traded
Funds Sold Short                                               $19,888,731
--------------------------------------------------------------------------

Total Securities Sold Short -- 100.0%
(Proceeds $96,212,172)                                         $97,746,810
==========================================================================

*     Non-income producing security.

See accompanying Notes to Financial Statements.


                       Diamond Hill Bank & Financial Fund
                            Schedule of Investments
                               December 31, 2005

                                                               Market
                                              Shares            Value
-----------------------------------------------------------------------

Preferred Stocks -- 1.7%
Finance -- 0.4%
1st Source Capital Trust                       3,560        $    86,508
-----------------------------------------------------------------------

Real Estate Investment Trust -- 1.3%
The Mills Corp.                               10,000            250,000
-----------------------------------------------------------------------

Total Preferred Stocks                                      $   336,508
-----------------------------------------------------------------------

Common Stocks -- 87.0%
Finance - Banks & Thrifts -- 58.4%
1st Source Corp.                              27,000            679,050
Bank of America Corp.                          9,952            459,285
Bank of New York Co., Inc.                    19,000            605,150
Capital Corp. of the West                      6,240            202,488
Comerica, Inc.                                18,000          1,021,680
Commercial Capital Bancorp, Inc.              35,264            603,720
Fifth Third Bancorp                           14,029            529,174
First Horizon National Corp.                  13,000            499,720
Greene County Bancshares, Inc.                 6,865            187,826
Hanmi Financial Corp.                         23,000            410,780
ITLA Capital Corp.*                           11,302            552,103
MAF Bancorp, Inc.                             12,589            520,933
MBNA Corp.                                    25,000            679,000
National City Corp.                            9,000            302,130
PNC Financial Services Group                  10,000            618,300
Sovereign Bancorp, Inc.                       20,000            432,400
U.S. Bancorp                                  37,000          1,105,929
Wachovia Corp.                                11,180            590,975
Washington Mutual, Inc.                       11,500            500,250
Wells Fargo & Co.                             18,000          1,130,939
-----------------------------------------------------------------------
                                                             11,631,832
-----------------------------------------------------------------------

Financial -- 1.9%
First State Bancorp                           16,000            383,840
-----------------------------------------------------------------------


Financial - Diversified -- 15.8%
Citigroup, Inc.                               20,600            999,718
Freddie Mac                                   12,000            784,200
Mellon Financial Corp.                        10,000            342,500
Merrill Lynch & Co., Inc.                     15,000          1,015,950
-----------------------------------------------------------------------
                                                              3,142,368
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
Page 24                       Diamond Hill Funds Annual Report December 31, 2005

                       Diamond Hill Bank & Financial Fund
                      Schedule of Investments (Continued)
                               December 31, 2005
                                                                       Market
                                                     Shares             Value
------------------------------------------------------------------------------

Common Stocks -- 87.0% continued
Insurance -- 7.8%
Allstate Corp.                                       19,000        $ 1,027,330
Assurant, Inc.                                       11,950            519,706
------------------------------------------------------------------------------
                                                                     1,547,036
------------------------------------------------------------------------------

Real Estate Investment Trust -- 3.1%
Eagle Hospitality Properties Trust, Inc.             82,000            625,660
------------------------------------------------------------------------------

Total Common Stocks                                                $17,330,736
------------------------------------------------------------------------------

Registered Investment Companies -- 10.1%
First American Government
   Obligations Fund - Class Z                     1,001,474        $ 1,001,474
First American Prime
   Obligations Fund - Class Z                     1,001,474          1,001,474
------------------------------------------------------------------------------

Total Registered
Investment Companies                                               $ 2,002,948
------------------------------------------------------------------------------

                                                                       Market
                                                  Par Value             Value
------------------------------------------------------------------------------

Convertible Bond -- 1.8%
Insurance -- 1.8%
Fortis Insurance, 7.75%,
1/26/08, 144A                                    $  300,000        $   361,875
------------------------------------------------------------------------------

Total Investment Securities -- 100.6%
(Amortized Cost $16,743,482)                                       $20,032,067
Liabilities In Excess
Of Other Assets -- (0.6%)                                             (121,532)
------------------------------------------------------------------------------

Net Assets -- 100.0%                                               $19,910,535
==============================================================================

*     Non-income producing security.

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in a transaction exempt from registration, normally to qualified institutional buyers. At December 31, 2005, this security was valued at $361,875 or 1.8% of net assets.

See accompanying Notes to Financial Statements.


                       Diamond Hill Strategic Income Fund
                            Schedule of Investments
                               December 31, 2005

                                                                      Market
                                                     Shares            Value
------------------------------------------------------------------------------

Common Stocks -- 12.4%
Energy -- 10.0%
Atlas Pipeline Partners, L.P.                        28,380         $1,152,228
Energy Transfer Partners, L.P.                       40,020          1,370,285
Enterprise Products Partners, L.P.                   37,195            893,052
Markwest Energy Partners, L.P.                       13,000            603,720
Pacific Energy Partners, L.P.                        20,540            603,260
Plains All American Pipeline, L.P.                   17,965            710,875
Teekay LNG Partners, L.P.                            40,500          1,199,610
TEPPCO Partners, L.P.                                16,060            559,530
Valero, L.P.                                         11,518            596,172
------------------------------------------------------------------------------
                                                                     7,688,732
------------------------------------------------------------------------------

Real Estate Investment Trust -- 2.4%
Ashford Hospitality Trust                            54,300            569,607
Crystal River Capital, +                              8,000            196,000
Eagle Hospitality Properties Trust, Inc.             81,400            621,082
Education Realty Trust, Inc.                         35,300            455,017
------------------------------------------------------------------------------
                                                                     1,841,706
------------------------------------------------------------------------------

Total Common Stocks                                                 $9,530,438
------------------------------------------------------------------------------

Preferred Stocks -- 46.0%
AGL Capital Trust                                    41,500         $1,056,175
Alesco Preferred Funding III +                    1,147,214          1,223,160
Alesco Preferred Funding IV +                           400            414,930
Alesco Preferred Funding V +                             97             96,938
Alesco Preferred Funding VI +                       746,186            746,658
Alesco Preferred Funding VI Series E +              402,690            402,945
Alexandria Real Estate
   Series C - REIT                                   38,900          1,001,675
Allegiant Capital Trust                              10,923            279,083
AmerUs Group Co., 7.25%                              37,500            975,000
Apartment Invt. & Mgmt. Co.,
   7.75% - REIT                                       8,000            198,720
Apartment Invt. & Mgmt. Co.,
   8.00% - REIT                                      13,000            325,000
Bancorpsouth Capital Trust I, 8.15%                  15,000            381,600
Capital Automotive Series A - REIT                   14,200            354,290
Capital Automotive Series B - REIT                   20,000            500,000
CBL & Associates Series B - REIT                     20,400          1,042,440
CBL & Associates Series C - REIT                     19,000            480,700
CBL & Associates Series D - REIT                     41,500          1,038,330
Citigroup Capital VII                                10,000            253,700

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                      Page 25

                       Diamond Hill Strategic Income Fund
                            Schedule of Investments
                               December 31, 2005

                                                           Market
                                              Shares       Value
-------------------------------------------------------------------

Preferred Stocks -- 46.0% continued
Corporate Backed Trust
  Certificates, 7.75%                          5,000   $    134,350
Corporate Backed Trust
  Certificates, 8.20%                          5,000        130,750
Corporate Backed Trust
  Certificates, 8.25%                         20,000        502,200
Corporate Office Trust - REIT                  4,000        100,560
Corts-TR IV Safeco Capital I                   4,000        106,960
Cousins Properties, Inc.
  Series B - REIT                             41,500      1,054,100
Dominion Resource Capital Trust II            13,000        330,590
Fleet Capital Trust VII                       40,000      1,008,800
Fort Sheridan, Ltd., +                       327,068        332,566
Health Care REIT, Inc., 7.625%                42,200      1,048,670
Health Care REIT, Inc., 7.875%                10,000        252,300
Huntington Preferred
  Capital, Inc. - REIT                        11,400        314,070
Innkeepers USA Trust                          16,000        390,880
Kilroy Realty Corp., 7.50% - REIT             46,000      1,131,315
LaSalle Hotel Properties - REIT               24,000        553,200
LaSalle Hotel Properties,
  Series A, 10.25%                            20,500        533,000
Lexington Corporate Property
  Trust - REIT                                15,500        393,235
MBNA Capital                                  28,200        751,530
Merrill Lynch Capital Trust, 7.28%            27,000        705,240
Mills Corp.                                   13,500        348,705
Morgan Stanley Capital Trust II               42,000      1,069,740
Parkway Properties, Inc. - REIT               21,900        565,020
Preferredplus Trust                           19,600        499,996
Provident Capital Trust III                    1,000         25,000
Provident Capital Trust IV                    21,250        536,350
PS Business Parks, Inc., 7.00% - REIT         39,400        953,480
PS Business Parks, Inc., 7.60% - REIT         19,300        489,255
Public Storage, Inc., 8.60% - REIT            15,000        375,300
Renaissance Holdings Ltd., 8.10%
  Series A                                    23,000        581,440
Saturns - FON                                 19,500        525,525
Saturns AT&T Corp. Trust, 6.875%              17,500        422,625
SL Green Realty, Series D, 7.875%             43,800      1,099,380
Suntrust Capital IV, 7.125%                   17,000        429,590
Suntrust Capital V                            15,000        379,650
Taberna Preferred Funding, Ltd. +            773,773    $   799,652
Tanger Outlet Stores, Series C, 7.50%         37,500        937,500
Taubman Centers, Inc., 8.00% - REIT           64,060      1,607,508
The Mills Corp., 7.875% - REIT                12,000        300,000
The Mills Corp., 8.75% - REIT                 31,100        796,160
The Mills Corp., 9.00% - REIT                 40,500      1,033,965
Wachovia Preferred Funding - REIT             25,500        712,470
Zions Capital Trust Series B                  16,000        416,960
-------------------------------------------------------------------

Total Preferred Stocks                                  $35,450,931
-------------------------------------------------------------------

Registered Investment Companies -- 5.6%
First American Prime
   Obligations Fund - Class Z              3,675,270    $ 3,675,270
Nuveen Preferred and
   Convertible Income Fund II                 27,550        333,631
Nuveen Quality Preferred
   Income Fund II                             25,100        321,280
-------------------------------------------------------------------

Total Registered Investment Companies                   $ 4,330,181
-------------------------------------------------------------------


                                                            Market
                                           Par Value        Value
-------------------------------------------------------------------

Corporate Bonds -- 11.3%
Consumer, Cyclical -- 0.8%
Dana Corp., 10.13%, 3/15/10              $    75,000    $    64,125
Echostar DBS Corp., 9.13%, 1/15/09           168,000        175,770
Ford Motor Co., 8.88%, 4/1/06                412,000        409,940
-------------------------------------------------------------------
                                                            649,835
-------------------------------------------------------------------

Consumer, Non-Cyclical -- 1.4%
RJ Reynolds Tobacco
   Holdings, 7.25%, 6/1/12                 1,075,000      1,096,500
-------------------------------------------------------------------

Finance -- 5.2%
Ford Motor Credit Co.,
   9.50%, 6/1/10                             250,000        209,375
General Motors Acceptance
   Corp., 6.13%, 2/1/07                      900,000        859,182
General Motors Acceptance
   Corp., 6.13%, 1/22/08                     800,000        732,583
General Motors Corp.,
   6.75%, 1/15/06                            250,000        249,835

--------------------------------------------------------------------------------
Page 26                       Diamond Hill Funds Annual Report December 31, 2005

                       Diamond Hill Strategic Income Fund
                            Schedule of Investments
                               December 31, 2005

                                                               Market
                                               Par Value        Value
-----------------------------------------------------------------------

Corporate Bonds -- 11.3% continued
Finance -- 5.2% continued
Tobacco Settlement Financing
  Corp., 5.92%, 6/1/12                        $   210,000   $   208,702
UBS Ag Structured, 5.07%, 6/20/08 ^               750,000       742,500
UBS Ag Structured, 6.60%, 3/20/09 ^             1,000,000       980,001
-----------------------------------------------------------------------
                                                              3,982,178
-----------------------------------------------------------------------

Industrial -- 2.1%
Beazer Homes, 8.63%, 5/15/11                      305,000       318,725
D.R. Horton, Inc., 9.75%, 9/15/10                 100,000       113,050
K.B. Home, 8.63%, 12/15/08                         90,000        95,596
K.B. Home, 7.75%, 2/1/10                          950,000       992,493
Standard Pacific Corp.,
  9.25%, 4/15/12                                   50,000        51,438
-----------------------------------------------------------------------
                                                              1,571,302
-----------------------------------------------------------------------

Retail -- 1.3%
American Greetings, 6.10%, 8/1/28                 980,000       994,700
-----------------------------------------------------------------------

Utilities -- 0.5%
GTE Hawaiian Telephone,
  7.00%, 2/1/06                                   350,000       349,562
International Telephone,
  7.50%, 7/1/11                                    40,000        40,012
-----------------------------------------------------------------------
                                                                389,574
-----------------------------------------------------------------------

Total Corporate Bonds                                       $ 8,684,089
-----------------------------------------------------------------------

U.S. Government Agency Obligations -- 18.8%
FFCB, 4.88%, 9/24/12                            1,050,000   $ 1,025,279
FHLB, 3.00%, 11/26/07                             500,000       495,969
FHLB, 5.05%, 11/21/08                           2,080,000     2,074,575
FHLB, 4.85%, 8/10/10                            1,000,000       988,974
FHLB, 4.63%, 4/28/11                              650,000       636,300
FHLB, 5.20%, 5/11/12                            1,000,000       989,988
FHLB, 5.13%, 8/22/12                            1,000,000       993,570
FHLB, 5.25%, 8/22/12                              500,000       495,229
FHLMC, 5.05%, 4/27/12                           1,030,000     1,017,086
FHLMC, 5.00%, 5/23/12                           3,525,000     3,459,328
FNMA, 5.00%, 1/27/12                              650,000       640,982
FNMA, 5.00%, 3/2/15                               400,000       393,204
FNMA, 5.25%, 7/14/15                            1,325,000     1,303,254
-----------------------------------------------------------------------

Total U.S. Government
Agency Obligations                                          $14,513,738
-----------------------------------------------------------------------


                                                               Market
                                               Par Value        Value
-----------------------------------------------------------------------

Municipal Bonds -- 0.1%
Crossett, AK Pollution Control
 (Georgia-Pacific Corp. Proj.)
 4.88%, 10/1/07                               $   100,000   $   100,697
-----------------------------------------------------------------------

U.S. Treasury Obligations -- 5.5%
U.S. Treasury Bond, 7.25%, 5/15/16            $ 3,420,000   $ 4,199,389
-----------------------------------------------------------------------

Total Investment Securities -- 99.7%
(Amortized Cost $77,598,428)                                $76,809,463

Other Assets In Excess
Of Liabilities -- 0.3%                                          202,539
-----------------------------------------------------------------------

Net Assets -- 100.0%                                        $77,012,002
=======================================================================

+ Restricted and illiquid securities valued at fair value and not registered under the Securities Act of 1933. Acquisition date and current cost:
      Crystal River Capital - 3/05, $200,000; Alesco III - 3/04, $1,147,214;
      Alesco IV - 5/04, $400,000; Alesco V - 10/04, $96,703; Alesco VI - 12/04,
      $746,186; Alesco VI Series E - 03/05, $402,690; Fort Sheridan, Ltd. - 3/05, $327,068; Taberna Preferred Funding, Ltd. - 3/05, $773,773. At
      December 31, 2005, these securities had an aggregate market value of $4,212,849, representing 5.5% of net assets.

^ Securities totalling $1,722,501 and representing 2.2% of net assets have been fair valued but are not considered illiquid or restricted.

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

REIT - Real Estate Investment Trust

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 27

                               Diamond Hill Funds
                       Statements of Assets & Liabilities
                               December 31, 2005

                                                                                               Focus        Bank &      Strategic
                                                               Small Cap     Large Cap    Long-Short     Financial         Income
                                                                    Fund          Fund          Fund          Fund           Fund
                                                            ---------------------------------------------------------------------
Assets
Investment securities, at cost                              $356,369,231  $105,400,582  $251,119,254  $ 16,743,482   $ 77,598,428
                                                            ---------------------------------------------------------------------
Investment securities, at market value                      $385,633,580  $115,220,289  $288,993,845  $ 20,032,067   $ 76,809,463
Deposits with brokers for securities sold short                       --            --    98,068,859            --             --
Cash                                                          16,237,167            --    13,682,921       104,380         62,593
Receivable for securities sold                                 1,741,424            --     1,744,824       135,154             --
Receivable for fund shares issued                             15,076,796     2,195,237     8,622,023       347,460        480,375
Receivable for dividends and interest                            299,907       156,401       580,919        70,155        540,804
                                                            ---------------------------------------------------------------------
Total Assets                                                 418,988,874   117,571,927   411,693,391    20,689,216     77,893,235
                                                            ---------------------------------------------------------------------

Liabilities
Securities sold short, at value (proceeds $96,212,172)                --            --    97,746,810            --             --
Dividends payable                                                 11,404        15,627       225,473        28,620         70,495
Payable for securities purchased                              32,504,879       679,764     5,113,389       498,295        524,800
Payable for dividends on securities sold short                        --            --        56,261            --             --
Payable for fund shares redeemed                                 425,681       131,238       212,112       210,404        160,461
Payable to Investment Adviser                                    231,909        53,545       215,682        17,068         32,030
Payable to Administrator                                         111,273        34,269        86,744         6,827         21,605
Accrued distribution and service fees                            229,448        60,672       237,760        17,467         71,842
                                                            ---------------------------------------------------------------------
Total Liabilities                                             33,514,594       975,115   103,894,231       778,681        881,233
                                                            ---------------------------------------------------------------------

Net Assets                                                  $385,474,280  $116,596,812  $307,799,160  $ 19,910,535   $ 77,012,002
                                                            =====================================================================

Components of Net Assets
Paid-in capital                                             $353,064,575  $106,509,112  $269,721,722  $ 16,585,513   $ 77,988,740
Accumulated net investment income                                138,005         3,063           241        36,750        142,058
Accumulated net realized gains (losses)
 from investment transactions                                  3,007,351       264,930     1,737,246          (313)      (329,831)
Net unrealized appreciation (depreciation)
 on investments                                               29,264,349     9,819,707    36,339,951     3,288,585       (788,965)
                                                            ---------------------------------------------------------------------
Net Assets                                                  $385,474,280  $116,596,812  $307,799,160  $ 19,910,535   $ 77,012,002
                                                            =====================================================================

Pricing of Class A Shares
Net assets attributable to Class A shares                   $308,925,397  $ 96,636,967  $180,035,183  $ 17,366,121   $ 31,456,246
                                                            =====================================================================
Shares of beneficial interest outstanding
     (unlimited number of shares authorized, no par value)    12,896,784     6,692,721    10,936,275       939,515      2,796,856
                                                            =====================================================================
Net asset value and redemption price per share              $      23.95  $      14.44  $      16.46  $      18.48   $      11.25
                                                            =====================================================================
Maximum offering price per share                            $      25.21  $      15.20  $      17.33  $      19.45   $      11.66
                                                            =====================================================================

Pricing of Class C Shares
Net assets attributable to Class C shares                   $ 41,114,659  $  9,517,727  $ 70,891,207  $  2,544,414   $ 20,257,190
                                                            =====================================================================
Shares of beneficial interest outstanding
    (unlimited number of shares authorized, no par value)      1,781,448       672,594     4,453,379       142,647      1,802,696
                                                            =====================================================================
Net asset value, offering price and
    redemption price per share (A)                          $      23.08  $      14.15  $      15.92  $      17.84   $      11.24
                                                            =====================================================================

Pricing of Class I Shares
Net assets attributable to Class I shares                   $ 35,434,224  $ 10,442,118  $ 56,872,770  $         --   $ 25,298,566
                                                            =====================================================================
Shares of beneficial interest outstanding
    (unlimited number of shares authorized, no par value)      1,477,073       721,860     3,447,911            --      2,252,888
                                                            =====================================================================
Net asset value, offering price and
    redemption price per share                              $      23.99  $      14.47  $      16.49  $         --   $      11.23
                                                            =====================================================================


(A)   Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Page 28                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds
                            Statements of Operations
                      For the year ended December 31, 2005

                                                                                             Focus         Bank &      Strategic
                                                            Small Cap      Large Cap    Long-Short      Financial         Income
                                                                 Fund           Fund          Fund           Fund           Fund
                                                         -----------------------------------------------------------------------
Investment Income
Dividends from non-affiliated securities                 $  1,628,523   $    934,426  $  4,509,974   $    656,015   $  3,274,070
Dividends from affiliated securities                           48,206             --        77,899          8,988             --
Interest                                                      871,803         67,417       185,826         30,614      1,285,293
                                                         -----------------------------------------------------------------------
Total Investment Income                                     2,548,532      1,001,843     4,773,699        695,617      4,559,363
                                                         -----------------------------------------------------------------------

Expenses:
Investment advisory fees                                    1,240,063        262,273     1,443,804        226,078        325,086
Administration fees                                           618,843        167,202       602,839         94,451        240,200
Distribution fees - Class A                                   309,532         87,179       230,128         48,310         79,783
Distribution and service fees - Class C                       238,299         44,148       415,679         32,842        190,135
Dividend expense on securities sold short                          --             --       435,784             --             --
                                                         -----------------------------------------------------------------------
Total Expenses                                              2,406,737        560,802     3,128,234        401,681        835,204
                                                         -----------------------------------------------------------------------

Net Investment Income                                         141,795        441,041     1,645,465        293,936      3,724,159
                                                         -----------------------------------------------------------------------

Realized and Unrealized Gains (Losses)
    on Investments
Net realized gains (losses) from security transactions:
    Non-affiliated securities                               6,070,948        826,223     3,166,349        562,835       (321,092)
    Affiliated securities                                     (24,485)            --       (64,286)       (10,916)            --
Net realized losses on closed short positions                      --             --      (510,782)            --             --
Net change in unrealized appreciation/depreciation
    on Investments                                         16,538,473      6,001,089    28,139,410     (1,035,600)    (2,177,920)
                                                         -----------------------------------------------------------------------
Net Realized and Unrealized Gains (Losses)
    on Investments                                         22,584,936      6,827,312    30,730,691       (483,681)    (2,499,012)
                                                         -----------------------------------------------------------------------

Net Change in Net Assets from Operations                 $ 22,726,731   $  7,268,353  $ 32,376,156   $   (189,745)  $  1,225,147
                                                         =======================================================================



See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 29

                               Diamond Hill Funds
                      Statements of Changes in Net Assets


                                                                           Small Cap Fund                    Large Cap Fund
                                                                  -------------------------------   -------------------------------
                                                                    For the Year     For the Year     For the Year     For the Year
                                                                           Ended            Ended            Ended            Ended
                                                                    December 31,     December 31,     December 31,     December 31,
                                                                            2005 (A)         2004             2005 (B)         2004
                                                                  -------------------------------   -------------------------------
From Operations
Net investment income (loss)                                      $      141,795   $     (185,367)  $      441,041   $       19,532
Net realized gains (losses) from investment transactions:
  Non-affiliated securities                                            6,070,948        1,706,121          826,223          140,697
  Affiliated securities                                                  (24,485)              --               --               --
Net change in unrealized appreciation/depreciation on investments     16,538,473        7,605,261        6,001,089        2,354,692
                                                                  -------------------------------  --------------------------------
Net Change in Net Assets from Operations                              22,726,731        9,126,015        7,268,353        2,514,921
                                                                  -------------------------------  --------------------------------

Distributions to Shareholders
From net investment income - Class A                                     (88,670)              --         (385,575)         (19,316)
From net investment income - Class I                                     (52,777)              --          (52,388)              --
From net realized gains on investments - Class A                      (2,332,978)        (738,284)        (204,951)              --
From net realized gains on investments - Class C                        (341,473)        (215,874)         (22,510)              --
From net realized gains on investments - Class I                        (198,862)              --          (19,857)              --
                                                                  -------------------------------  --------------------------------
Decrease in Net Assets from Distributions to Shareholders             (3,014,760)        (954,158)        (685,281)         (19,316)
                                                                  -------------------------------  --------------------------------

From Capital Transactions
Class A
Proceeds from shares sold                                            272,059,463       41,518,950       79,782,242       10,769,812
Reinvested distributions                                               2,281,094          680,943          566,483           18,311
Payments for shares redeemed                                         (36,684,907)      (4,499,378)      (6,447,538)      (2,125,728)
                                                                  -------------------------------  --------------------------------
Net Increase in Net Assets from Class A
  Share Transactions                                                 237,655,650       37,700,515       73,901,187        8,662,395
                                                                  -------------------------------  --------------------------------

Class C
Proceeds from shares sold                                             25,920,075        7,744,413        7,614,242          972,813
Reinvested distributions                                                 291,659          178,794           20,057               --
Payments for shares redeemed                                          (3,260,981)      (2,256,124)        (516,179)        (370,165)
                                                                  -------------------------------  --------------------------------
Net Increase in Net Assets from Class C
  Share Transactions                                                  22,950,753        5,667,083        7,118,120          602,648
                                                                  -------------------------------  --------------------------------

Class I
Proceeds from shares sold                                             34,880,113               --        9,959,881               --
Reinvested distributions                                                 216,466               --           72,245               --
Payments for shares redeemed                                            (611,156)              --         (106,505)              --
                                                                  -------------------------------  --------------------------------
Net Increase in Net Assets from Class I
  Share Transactions                                                  34,485,423               --        9,925,621               --
                                                                  -------------------------------  --------------------------------

Total Increase in Net Assets                                         314,803,797       51,539,455       97,528,000       11,760,648

Net Assets
Beginning of year                                                     70,670,483       19,131,028       19,068,812        7,308,164
                                                                  -------------------------------  --------------------------------
End of year                                                       $  385,474,280   $   70,670,483   $  116,596,812   $   19,068,812
                                                                  ===============================   ===============================

Accumulated Net Investment Income (Loss)                          $      138,005   $           --   $        3,063   $          (15)
                                                                  ===============================   ===============================


(A) Except for Class I shares, which represents the period from commencement of operations (April 29, 2005) through December 31, 2005.

(B) Except for Class I shares, which represents the period from commencement of operations (January 31, 2005) through December 31, 2005.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Page 30                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds
                      Statements of Changes in Net Assets


                                                                  Focus Long-Short Fund            Bank & Financial Fund
                                                             -------------------------------  --------------------------------
                                                               For the Year     For the Year     For the Year     For the Year
                                                                      Ended            Ended            Ended            Ended
                                                               December 31,     December 31,     December 31,     December 31,
                                                                       2005 (A)         2004             2005             2004
                                                             -------------------------------  --------------------------------
From Operations
Net investment income (loss)                                 $    1,645,465   $      (78,231)  $      293,936   $      143,422
Net realized gains (losses) from security transactions:
  Non-affiliated securities                                       3,166,349          739,886          562,835        1,895,553
  Affiliated securities                                             (64,286)              --          (10,916)              --
Net realized losses on closed short positions                      (510,782)        (255,381)              --               --
Net change in unrealized appreciation/depreciation on
 investments                                                     28,139,410        5,627,840       (1,035,600)         847,911
                                                             -------------------------------  --------------------------------
Net Change in Net Assets from Operations                         32,376,156        6,034,114         (189,745)       2,886,886
                                                             -------------------------------  --------------------------------

Distributions to Shareholders
From net investment income - Class A                             (1,064,052)              --         (277,083)        (140,081)
From net investment income - Class C                               (110,997)              --          (17,156)          (8,546)
From net investment income - Class I                               (470,175)              --               --               --
From net realized gains on investments - Class A                   (398,831)        (187,721)        (335,366)      (1,589,088)
From net realized gains on investments - Class C                   (178,867)         (89,742)         (52,250)        (321,817)
From net realized gains on investments - Class I                   (133,705)              --               --               --
                                                             -------------------------------  --------------------------------
Decrease in Net Assets from Distributions to Shareholders        (2,356,627)        (277,463)        (681,855)      (2,059,532)
                                                             -------------------------------  --------------------------------

From Capital Transactions
Class A
Proceeds from shares sold                                       138,921,865       32,124,370        5,743,426        9,698,126
Reinvested distributions                                          1,341,912          172,712          556,551        1,596,642
Payments for shares redeemed                                    (24,382,765)      (5,554,803)      (8,881,274)      (3,809,143)
                                                             -------------------------------  --------------------------------
Net Increase (Decrease) in Net Assets from Class A
  Share Transactions                                            115,881,012       26,742,279       (2,581,297)       7,485,625
                                                             -------------------------------  --------------------------------

Class C
Proceeds from shares sold                                        43,809,596       13,209,865        2,066,101        1,875,815
Reinvested distributions                                            246,770           74,950           61,907          239,539
Payments for shares redeemed                                     (1,883,931)        (572,651)      (3,388,240)        (241,394)
                                                             -------------------------------  --------------------------------
Net Increase (Decrease) in Net Assets from Class C
  Share Transactions                                             42,172,435       12,712,164       (1,260,232)       1,873,960
                                                             -------------------------------  --------------------------------

Class I
Proceeds from shares sold                                        54,066,213               --               --               --
Reinvested distributions                                            451,130               --               --               --
Payments for shares redeemed                                     (2,608,726)              --               --               --
                                                             -------------------------------  --------------------------------
Net Increase in Net Assets from Class I
  Share Transactions                                             51,908,617               --               --               --
                                                             -------------------------------  --------------------------------

Total Increase (Decrease) in Net Assets                         239,981,593       45,211,094       (4,713,129)      10,186,939

Net Assets
Beginning of year                                                67,817,567       22,606,473       24,623,664       14,436,725
                                                             -------------------------------  --------------------------------
End of year                                                  $  307,799,160   $   67,817,567   $   19,910,535   $   24,623,664
                                                             ===============================  ================================

Undistributed Net Investment Income                          $          241   $           --   $       36,750   $           --
                                                             ===============================  ================================

(A) Except for Class I shares, which represents the period from commencement of operations (January 31, 2005) through December 31, 2005.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 31

                               Diamond Hill Funds
                      Statements of Changes in Net Assets

                                                                              Strategic Income Fund
                                                                         ------------------------------
                                                                          For the Year     For the Year
                                                                                 Ended            Ended
                                                                          December 31,     December 31,
                                                                                  2005 (A)         2004
                                                                         ------------------------------
From Operations
Net investment income                                                    $   3,724,159    $   1,914,897
Net realized gains (losses) from investment transactions:
  Non-affiliated securities                                                   (321,092)         153,733
Net change in unrealized appreciation/depreciation on investments           (2,177,920)         484,083
                                                                         ------------------------------
Net Change in Net Assets from Operations                                     1,225,147        2,552,713
                                                                         ------------------------------

Distributions to Shareholders
From net investment income - Class A                                        (1,813,171)      (1,313,374)
From net investment income - Class C                                          (949,813)        (600,190)
From net investment income - Class I                                          (935,928)              --
From net realized gains on investments - Class A                                    --         (339,459)
From net realized gains on investments - Class C                                    --         (180,728)
                                                                         ------------------------------
Decrease in Net Assets from Distributions to Shareholders                   (3,698,912)      (2,433,751)
                                                                         ------------------------------

From Capital Transactions
Class A
Proceeds from shares sold                                                   18,458,705       15,351,676
Reinvested distributions                                                     1,568,418        1,561,492
Payments for shares redeemed                                               (18,749,601)      (3,651,777)
                                                                         ------------------------------
Net Increase in Net Assets from Class A Share Transactions                   1,277,522       13,261,391
                                                                         ------------------------------

Class C
Proceeds from shares sold                                                    8,119,575        7,985,084
Reinvested distributions                                                       716,306          520,557
Payments for shares redeemed                                                (3,425,855)      (1,403,789)
                                                                         ------------------------------
Net Increase in Net Assets from Class C Share Transactions                   5,410,026        7,101,852
                                                                         ------------------------------

Class I
Proceeds from shares sold                                                   25,428,393              --
Reinvested distributions                                                       805,057              --
Payments for shares redeemed                                                  (268,673)             --
                                                                         -----------------------------
Net Increase in Net Assets from Class I Share Transactions                  25,964,777              --
                                                                         -----------------------------

Total Increase in Net Assets                                                30,178,560      20,482,205

Net Assets
Beginning of year                                                           46,833,442      26,351,237
                                                                         -----------------------------
End of year                                                              $  77,012,002   $  46,833,442
                                                                         =============================

Accumulated Net Investment Income (Loss)                                 $     142,058   $     (25,253)
                                                                         =============================

(A) Except for Class I shares, which represents the period from commencement of operations (January 31, 2005) through December 31, 2005.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Page 32                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds
                     Schedule of Capital Share Transactions

                                                Small Cap Fund               Large Cap Fund
                                         -------------------------------------------------------------
                                              For the          For the         For the         For the
                                                 Year             Year            Year            Year
                                                Ended            Ended           Ended           Ended
                                         December 31,     December 31,    December 31,    December 31,
                                                 2005 (A)         2004            2005 (B)        2004
                                         -------------------------------------------------------------
Shares
Class A Shares:
  Issued                                   11,884,617        2,087,749       5,750,819         955,717
  Reinvested                                   95,244           32,519          39,239           1,464
  Redeemed                                 (1,670,736)        (241,171)       (485,251)       (191,825)
                                         -------------------------------------------------------------
  Net increase in shares outstanding       10,309,125        1,879,097       5,304,807         765,356
  Shares outstanding, beginning of year     2,587,659          708,562       1,387,914         622,558
                                         -------------------------------------------------------------
  Shares outstanding, end of year          12,896,784        2,587,659       6,692,721       1,387,914
                                         -------------------------------------------------------------
Class C Shares:
  Issued                                    1,190,447          409,298         573,027          84,443
  Reinvested                                   12,631            8,790           1,423              --
  Redeemed                                   (155,648)        (122,519)        (40,015)        (31,364)
                                         -------------------------------------------------------------
  Net increase in shares outstanding        1,047,430          295,569         534,435          53,079
  Shares outstanding, beginning of year       734,018          438,449         138,159          85,080
                                         -------------------------------------------------------------
  Shares outstanding, end of year           1,781,448          734,018         672,594         138,159
                                         -------------------------------------------------------------
Class I Shares:
  Issued                                    1,494,015               --         724,463              --
  Reinvested                                    9,017               --           4,992              --
  Redeemed                                    (25,959)              --          (7,595)             --
                                         -------------------------------------------------------------
  Net increase in shares outstanding        1,477,073               --         721,860              --
  Shares outstanding, beginning of
    period                                         --               --              --              --
                                         -------------------------------------------------------------
  Shares outstanding, end of period         1,477,073               --         721,860              --
                                         -------------------------------------------------------------

                                            Focus Long-Short Fund
                                         ------------------------------------
                                                    For the           For the
                                                       Year              Year
                                                      Ended             Ended
                                               December 31,      December 31,
                                                       2005 (B)          2004
                                         ------------------------------------
Shares
Class A Shares:
  Issued                                          9,071,724         2,482,880
  Reinvested                                         81,901            12,708
  Redeemed                                       (1,656,054)         (437,611)
                                         ------------------------------------
  Net increase in shares outstanding              7,497,571         2,057,977
  Shares outstanding, beginning of year           3,438,704         1,380,727
                                         ------------------------------------
  Shares outstanding, end of year                10,936,275         3,438,704
                                         ------------------------------------
Class C Shares:
  Issued                                          2,998,042         1,052,287
  Reinvested                                         15,703             5,687
  Redeemed                                         (129,880)          (45,118)
                                         ------------------------------------
  Net increase in shares outstanding              2,883,865         1,012,856
  Shares outstanding, beginning of year           1,569,514           556,658
                                         ------------------------------------
  Shares outstanding, end of year                 4,453,379         1,569,514
                                         ------------------------------------
Class I Shares:
  Issued                                          3,586,245                --
  Reinvested                                         27,442                --
  Redeemed                                         (165,776)               --
                                         ------------------------------------
  Net increase in shares outstanding              3,447,911                --
  Shares outstanding, beginning of
    period                                               --                --
                                         ------------------------------------
  Shares outstanding, end of period               3,447,911                --
                                         ------------------------------------

                                                     Bank & Financial Fund       Strategic Income Fund
                                                ----------------------------------------------------------
                                                     For the        For the        For the         For the
                                                        Year           Year           Year            Year
                                                       Ended          Ended          Ended           Ended
                                                December 31,   December 31,   December 31,    December 31,
                                                        2005           2004           2005(B)        2004
                                                ----------------------------------------------------------
Shares
Class A Shares:
  Issued                                             308,794        505,328      1,594,116       1,322,249
  Reinvested                                          29,801         83,998        136,352         135,152
  Redeemed                                          (482,068)      (201,754)    (1,622,010)       (316,659)
                                                ----------------------------------------------------------
  Net increase (decrease) in shares outstanding     (143,473)       387,572        108,458       1,140,742
  Shares outstanding, beginning of year            1,082,988        695,416      2,688,398       1,547,656
                                                ----------------------------------------------------------
  Shares outstanding, end of year                    939,515      1,082,988      2,796,856       2,688,398
                                                ----------------------------------------------------------
Class C Shares:
  Issued                                             115,039        100,714        701,596         687,860
  Reinvested                                           3,444         13,122         62,364          45,052
  Redeemed                                          (189,834)       (13,369)      (299,549)       (122,582)
                                                ----------------------------------------------------------
  Net increase (decrease) in shares outstanding      (71,351)       100,467        464,411         610,330
  Shares outstanding, beginning of year              213,998        113,531      1,338,285         727,955
                                                ----------------------------------------------------------
  Shares outstanding, end of year                    142,647        213,998      1,802,696       1,338,285
                                                ----------------------------------------------------------
Class I Shares:
  Issued                                                  --             --      2,205,980              --
  Reinvested                                              --             --         70,360              --
  Redeemed                                                --             --        (23,452)             --
                                                ----------------------------------------------------------
  Net increase in shares outstanding                      --             --      2,252,888              --
  Shares outstanding, beginning of period                 --             --             --              --
                                                ----------------------------------------------------------
  Shares outstanding, end of period                       --             --      2,252,888              --
                                                ----------------------------------------------------------

(A) Except for Class I shares, which represents the period from commencement of operations (April 29, 2005) through December 31, 2005.

(B) Except for Class I shares, which represents the period from commencement of operations (January 31, 2005) through December 31, 2005.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 33

                               Diamond Hill Funds

                              Financial Highlights

                For a share outstanding throughout each period.


                                                Year Ended    Year Ended     Year Ended      Year Ended    Period Ended
                                              December 31,  December 31,   December 31,    December 31,    December 31,
Diamond Hill Small Cap Fund - Class A                 2005          2004           2003            2002            2001(A)
                                               -----------------------------------------------------------------------------
Net asset value at beginning of period         $     21.41   $     16.82    $     11.26     $     12.29     $     11.26
                                               -----------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                     0.02         (0.03)         (0.06)          (0.17)          (0.03)
     Net realized and unrealized gains
       (losses) on investments                        2.74          4.94           5.71           (0.84)           1.31
                                               -----------------------------------------------------------------------------
Total from investment operations                      2.76          4.91           5.65           (1.01)           1.28
                                               -----------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income            (0.01)           --             --              --           (0.01)
     Distributions from net realized gains           (0.21)        (0.32)         (0.09)          (0.02)          (0.24)
                                               -----------------------------------------------------------------------------
Total distributions                                  (0.22)        (0.32)         (0.09)          (0.02)          (0.25)
                                               -----------------------------------------------------------------------------
Net asset value at end of period               $     23.95   $     21.41    $     16.82     $     11.26     $     12.29
                                               =============================================================================
Total return(C)                                      12.90%        29.26%         50.18%          (8.23%)         11.42% (D)
                                               =============================================================================
Net assets at end of period (000s)             $   308,925   $    55,411    $    11,919     $     6,603     $     5,315
                                               =============================================================================
Ratio of net expenses to average net assets           1.45%         1.50%          1.50%           1.50%           1.58% (E)
Ratio of net investment income (loss) to
  average net assets                                  0.19%        (0.35%)        (0.57%)         (0.70%)         (0.35%)(E)
Ratio of gross expenses to average net assets         1.45%         1.51%          1.51%           1.53%           1.67% (E)
Portfolio turnover rate                                 15%           30%            53%             49%             43% (E)

                                                Period Ended
                                                February 28,
Diamond Hill Small Cap Fund - Class A                   2001 (B)
                                                ----------------
Net asset value at beginning of period           $     10.00
                                                ----------------
Income (loss) from investment operations:
     Net investment income (loss)                       0.02
     Net realized and unrealized gains
       (losses) on investments                          1.24
                                                ----------------
Total from investment operations                        1.26
                                                ----------------
Less Distributions:
     Dividends from net investment income                 --
     Distributions from net realized gains                --
                                                ----------------
Total distributions                                       --
                                                ----------------
Net asset value at end of period                 $     11.26
                                                ================
Total return(C)                                        12.60%(D)
                                                ================
Net assets at end of period (000s)               $     1,657
                                                ================
Ratio of net expenses to average net assets             1.75%(E)
Ratio of net investment income (loss) to
  average net assets                                    2.71%(E)
Ratio of gross expenses to average net assets           2.94%(E)
Portfolio turnover rate                                    3%(E)

                                                      Year Ended    Year Ended    Year Ended    Year Ended  Period Ended
                                                    December 31,  December 31,  December 31,  December 31,  December 31,
Diamond Hill Small Cap Fund - Class C                       2005          2004          2003          2002          2001 (A)
                                                    -------------------------------------------------------------------------
Net asset value at beginning of period               $     20.79   $     16.45   $     11.09   $     12.21   $     11.26
                                                    -------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment loss                                   (0.08)        (0.15)        (0.18)        (0.23)        (0.05)
     Net realized and unrealized gains (losses)
        on investments                                      2.58          4.81          5.63         (0.87)         1.24
                                                    -------------------------------------------------------------------------
Total from investment operations                            2.50          4.66          5.45         (1.10)         1.19
                                                    -------------------------------------------------------------------------
     Distributions from net realized gains                 (0.21)        (0.32)        (0.09)        (0.02)        (0.24)
                                                    -------------------------------------------------------------------------
Net asset value at end of period                     $     23.08   $     20.79   $     16.45   $     11.09   $     12.21
                                                    =========================================================================
Total return(C)                                            12.05%        28.40%        49.15%        (9.02%)       10.66% (D)
                                                    =========================================================================
Net assets at end of period (000s)                   $    41,115   $    15,259   $     7,213   $     4,902   $     1,284
                                                    =========================================================================
Ratio of net expenses to average net assets                 2.20%         2.25%         2.25%         2.25%         2.26% (E)
Ratio of net investment income (loss) to average
    net assets                                             (0.61%)       (1.20%)       (1.35%)       (1.40%)       (1.15%)(E)
Ratio of gross expenses to average net assets               2.20%         2.26%         2.26%         2.28%         2.35% (E)
Portfolio turnover rate                                       15%           30%           53%           49%           43% (E)

                                                    Period Ended
                                                    February 28,
Diamond Hill Small Cap Fund - Class C                       2001 (F)
                                                    -----------------
Net asset value at beginning of period               $     11.39
                                                    -----------------
Income (loss) from investment operations:
     Net investment loss                                      --
     Net realized and unrealized gains (losses)
        on investments                                     (0.13)
                                                    -----------------
Total from investment operations                           (0.13)
                                                    -----------------
     Distributions from net realized gains                    --
                                                    -----------------
Net asset value at end of period                     $     11.26
                                                    =================
Total return(C)                                            (1.14%)(D)
                                                    =================
Net assets at end of period (000s)                   $        20
                                                    =================
Ratio of net expenses to average net assets                 2.50% (E)
Ratio of net investment income (loss) to average
    net assets                                              0.80% (E)
Ratio of gross expenses to average net assets               3.97% (E)
Portfolio turnover rate                                        3% (E)


                                                             Period Ended
                                                             December 31,
Diamond Hill Small Cap Fund - Class I                                2005(G)
                                                            ---------------
Net asset value at beginning of period                      $    19.93
                                                            ---------------
Income from investment operations:
     Net investment income                                        0.04
     Net realized and unrealized gains on investments             4.27
                                                            ---------------
Total from investment operations                                  4.31
                                                            ---------------
Less Distributions:
     Dividends from net investment income                        (0.04)
     Distributions from net realized gains                       (0.21)
                                                            ---------------
Total distributions                                              (0.25)
                                                            ---------------
Net asset value at end of period                            $    23.99
                                                            ===============
Total return                                                     21.63%(D)
                                                            ===============
Net assets at end of period (000s)                          $   35,434
                                                            ===============
Ratio of net expenses to average net assets                       0.99%(E)
Ratio of net investment income to average net assets              0.74%(E)
Ratio of gross expenses to average net assets                     0.99%(E)
Portfolio turnover rate                                             15%


(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year-end to December 31.
(B) Class A commenced operations on December 29, 2000. The Fund did not open to shareholders until February 7, 2001. Financial Highlights for the period from December 29, 2000 to February 6, 2001, relate only to the initial shareholder.
(C)   Total returns shown exclude the effect of applicable sales charges.
(D)   Not annualized.
(E)   Annualized.
(F)   Class C commenced operations on February 20, 2001.
(G)   Class I commenced operations on April 29, 2005.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Page 34                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds
                              Financial Highlights
                For a share outstanding throughout each period.

                                                         Year Ended     Year Ended     Year Ended     Year Ended   Period Ended
                                                       December 31,   December 31,   December 31,   December 31,   December 31,
Diamond Hill Large Cap Fund - Class A                          2005           2004           2003           2002           2001 (A)
                                                       ----------------------------------------------------------------------------
Net asset value at beginning of period                  $     12.51    $     10.34    $      7.87    $     10.06    $     10.00
                                                       ----------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                                     0.05           0.02           0.04           0.04           0.01
     Net realized and unrealized gains (losses) on
       investments                                             1.98           2.16           2.47          (2.13)          0.06
                                                       ----------------------------------------------------------------------------
Total from investment operations                               2.03           2.18           2.51          (2.09)          0.07
                                                       ----------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income                     (0.06)         (0.01)         (0.04)         (0.04)         (0.01)
     Distributions from net realized gains                    (0.04)            --             --          (0.06)            --
                                                       ----------------------------------------------------------------------------
Total distributions                                           (0.10)         (0.01)         (0.04)         (0.10)         (0.01)
                                                       ----------------------------------------------------------------------------
Net asset value at end of period                        $     14.44    $     12.51    $     10.34    $      7.87    $     10.06
                                                       ============================================================================
Total return(B)                                               16.19%         21.12%         31.92%        (20.74%)         0.69%(C)
                                                       ============================================================================
Net assets at end of period (000s)                      $    96,637    $    17,369    $     6,437    $     3,300    $     2,782
                                                       ============================================================================
Ratio of net expenses to average net assets                    1.27%          1.40%          1.39%          1.40%          1.40%(D)
Ratio of net investment income to average net assets           1.08%          0.26%          0.62%          0.62%          0.38%(D)
Ratio of gross expenses to average net assets                  1.27%          1.42%          1.43%          1.46%          1.57%(D)
Portfolio turnover rate                                          15%            13%            32%            71%            19%(D)

                                                        Year Ended     Year Ended     Year Ended     Year Ended   Period Ended
                                                      December 31,   December 31,   December 31,   December 31,   December 31,
Diamond Hill Large Cap Fund - Class C                         2005           2004           2003           2002           2001 (E)
                                                       ---------------------------------------------------------------------------
Net asset value at beginning of period                 $     12.31    $     10.23    $      7.81    $     10.06    $      8.87
                                                       ---------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income (loss)                             0.05          (0.04)            --             --          (0.01)
     Net realized and unrealized gains (losses)
       on investments                                         1.83           2.12           2.42          (2.19)          1.20
                                                       ---------------------------------------------------------------------------
Total from investment operations                              1.88           2.08           2.42          (2.19)          1.19
                                                       ---------------------------------------------------------------------------
Distributions from net realized gains                        (0.04)            --             --          (0.06)            --
                                                       ---------------------------------------------------------------------------
Net asset value at end of period                       $     14.15    $     12.31    $     10.23    $      7.81    $     10.06
                                                       ===========================================================================
Total return(B)                                              15.25%         20.33%         31.04%        (21.73%)        13.42% (C)
                                                       ===========================================================================
Net assets at end of period (000s)                     $     9,518    $     1,700    $       871    $       260    $       262
                                                       ===========================================================================
Ratio of net expenses to average net assets                   2.02%          2.15%          2.14%          2.15%          2.15% (D)
Ratio of net investment loss to average net assets            0.26%         (0.54%)        (0.14%)        (0.10%)        (0.41%)(D)
Ratio of gross expenses to average net assets                 2.02%          2.17%          2.18%          2.81%          2.32% (D)
Portfolio turnover rate                                         15%            13%            32%            71%            19% (D)


                                                         Period Ended
                                                         December 31,
Diamond Hill Large Cap Fund - Class I                            2005 (F)
                                                          ---------------
Net asset value at beginning of period                     $    12.38
                                                          ---------------
Income from investment operations:
     Net investment income                                       0.08
     Net realized and unrealized gains on investments            2.13
                                                          ---------------
Total from investment operations                                 2.21
                                                          ---------------
Less Distributions:
     Dividends from net investment income                       (0.08)
     Distributions from net realized gains                      (0.04)
                                                          ---------------
Total distributions                                             (0.12)
                                                          ---------------
Net asset value at end of period                           $    14.47
                                                          ===============
Total return                                                    17.84%(C)
                                                          ===============
Net assets at end of period (000s)                         $   10,442
                                                          ===============
Ratio of net expenses to average net assets                      0.80%(D)
Ratio of net investment loss to average net assets               1.60%(D)
Ratio of gross expenses to average net assets                    0.80%(D)
Portfolio turnover rate                                            15%

(A)   Class A commenced operations on June 29, 2001.
(B)   Total returns shown exclude the effect of applicable sales charges.
(C)   Not annualized.
(D)   Annualized.
(E)   Class C commenced operations on September 25, 2001.
(F)   Class I commenced operations on January 31, 2005.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 35

                               Diamond Hill Funds
                              Financial Highlights
                For a share outstanding throughout each period.

                                                   Year Ended        Year Ended          Year Ended        Year Ended
                                                 December 31,      December 31,        December 31,      December 31,
Diamond Hill Focus Long-Short Fund - Class A             2005              2004                2003              2002
                                               -------------------------------------------------------------------------

Net asset value at beginning of period         $        13.67    $        11.75      $         9.56    $        10.67
                                               -------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           0.10              0.00(C)            (0.01)            (0.06)
  Net realized and unrealized gains (losses)
    on investments                                       2.83              1.98                2.20             (1.05)
                                               -------------------------------------------------------------------------
Total from investment operations                         2.93              1.98                2.19             (1.11)
                                               -------------------------------------------------------------------------
Less Distributions:
  Dividends from net investment income                  (0.10)               --                  --                --
  Distributions from net realized gains                 (0.04)            (0.06)                 --                --
                                               -------------------------------------------------------------------------
Total distributions                                     (0.14)            (0.06)                 --                --
                                               -------------------------------------------------------------------------
Net asset value at end of period               $        16.46    $        13.67      $        11.75    $         9.56
                                               =========================================================================
Total return(D)                                         21.46%            16.86%              22.91%           (10.40%)
                                               =========================================================================
Net assets at end of period (000s)             $      180,035    $       47,008      $       16,216    $       11,518
                                               =========================================================================
Ratio of net expenses to average net assets              1.82%             1.78%               1.70%             1.60%
Ratio of net investment income (loss) to average
  net assets                                             1.12%             0.01%              (0.07%)           (0.39%)
Ratio of gross expenses to average net assets            1.82%             1.79%               1.71%             1.63%
Ratio of net expenses to average net assets,
  excluding dividends on securities sold short           1.55%             1.60%               1.59%             1.48%
Portfolio turnover rate                                    12%               18%                 41%               46%

                                                  Period Ended         Period Ended
                                                  December 31,         February 28,
Diamond Hill Focus Long-Short Fund - Class A              2001 (A)             2001 (B)
                                               -----------------------------------------

Net asset value at beginning of period          $        11.44       $        10.00
                                               -----------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           (0.04)                  --
  Net realized and unrealized gains (losses)
    on investments                                       (0.56)                1.44
                                               -----------------------------------------
Total from investment operations                         (0.60)                1.44
                                               -----------------------------------------
Less Distributions:
  Dividends from net investment income                      --                   --
  Distributions from net realized gains                  (0.17)                  --
                                               -----------------------------------------
Total distributions                                      (0.17)                  --
                                               -----------------------------------------
Net asset value at end of period                $        10.67       $        11.44
                                               =========================================
Total return(D)                                          (5.20%)(E)           14.43% (E)
                                               =========================================
Net assets at end of period (000s)              $       10,988       $       10,352
                                               =========================================
Ratio of net expenses to average net assets               1.67% (F)            1.75% (F)
Ratio of net investment income (loss) to
  average net assets                                     (0.46%)(F)           (0.05%)(F)
Ratio of gross expenses to average net assets             1.69% (F)            1.85% (F)
Ratio of net expenses to average net assets,
  excluding dividends on securities sold short            1.67% (F)            1.75% (F)
Portfolio turnover rate                                     66% (F)              49% (F)

                                                                     Year Ended         Year Ended         Year Ended
                                                                   December 31,       December 31,       December 31,
Diamond Hill Focus Long-Short Fund - Class C                               2005               2004               2003
                                                                 --------------------------------------------------------
Net asset value at beginning of period                           $        13.26     $        11.48     $         9.42
                                                                 --------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                             0.03              (0.05)             (0.04)
  Net realized and unrealized gains (losses) on investments                2.70               1.89               2.10
                                                                 --------------------------------------------------------
Total from investment operations                                           2.73               1.84               2.06
                                                                 --------------------------------------------------------
Less Distributions:
  Dividends from net investment income                                    (0.03)                --                 --
  Distributions from net realized gains                                   (0.04)             (0.06)                --
                                                                 --------------------------------------------------------
Total distributions                                                       (0.07)             (0.06)                --
                                                                 --------------------------------------------------------
Net asset value at end of period                                 $        15.92     $        13.26     $        11.48
                                                                 ========================================================
Total return(D)                                                           20.58%             16.04%             21.87%
                                                                 ========================================================
Net assets at end of period (000s)                               $       70,891     $       20,810     $        6,390
                                                                 ========================================================
Ratio of net expenses to average net assets                                2.57%              2.53%              2.45%
Ratio of net investment income (loss) to average net assets                0.37%             (0.73%)            (0.75%)
Ratio of gross expenses to average net assets                              2.57%              2.54%              2.46%
Ratio of net expenses to average net assets, excluding
  dividends on securities sold short                                       2.30%              2.35%              2.34%
Portfolio turnover rate                                                      12%                18%                41%


                                                                        Year Ended       Period Ended          Period Ended
                                                                      December 31,       December 31,          February 28,
Diamond Hill Focus Long-Short Fund - Class C                                  2002               2001 (A)              2001 (B)
                                                                 ---------------------------------------------------------------
Net asset value at beginning of period                              $        10.60     $        11.44        $        11.80
                                                                 ---------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                               (0.29)             (0.07)                   --
  Net realized and unrealized gains (losses) on investments                  (0.89)             (0.60)                (0.36)
                                                                 ---------------------------------------------------------------
Total from investment operations                                             (1.18)             (0.67)                (0.36)
                                                                 ---------------------------------------------------------------
Less Distributions:
  Dividends from net investment income                                          --                 --                    --
  Distributions from net realized gains                                         --              (0.17)                   --
                                                                 ---------------------------------------------------------------
Total distributions                                                             --              (0.17)                   --
                                                                 ---------------------------------------------------------------
Net asset value at end of period                                    $         9.42     $        10.60        $        11.44
                                                                 ===============================================================
Total return(D)                                                             (11.13%)            (5.81%)(E)            (3.05%)(E)
                                                                 ===============================================================
Net assets at end of period (000s)                                  $        2,168     $        2,198        $          349
                                                                 ===============================================================
Ratio of net expenses to average net assets                                   2.35%              2.38% (F)             2.50% (F)
Ratio of net investment income (loss) to average net assets                  (1.15%)            (1.15%)(F)             1.57% (F)
Ratio of gross expenses to average net assets                                 2.38%              2.41% (F)             4.10% (F)
Ratio of net expenses to average net assets, excluding
  dividends on securities sold short                                          2.23%              2.38% (F)             2.50% (F)
Portfolio turnover rate                                                         46%                66% (F)               49% (F)



                                                               Period Ended
                                                               December 31,
Diamond Hill Focus Long-Short Fund - Class I                           2005 (B)
                                                             ------------------
Net asset value at beginning of period                        $      13.80
                                                             ------------------
Income from investment operations:
  Net investment income                                               0.14
  Net realized and unrealized gains on investments                    2.73
                                                             ------------------
Total from investment operations                                      2.87
                                                             ------------------
Less Distributions:
  Dividends from net investment income                               (0.14)
  Distributions from net realized gains                              (0.04)
                                                             ------------------
Total distributions                                                  (0.18)
                                                             ------------------
Net asset value at end of period                              $      16.49
                                                             ==================
Total return                                                         20.81%(E)
                                                             ==================
Net assets at end of period (000s)                            $     56,873
                                                             ==================
Ratio of net expenses to average net assets                           1.39%(F)
Ratio of net investment income (loss) to average net assets           1.71%(F)
Ratio of gross expenses to average net assets                         1.39%(F)
Ratio of net expenses to average net assets, excluding
  dividends on securities sold short                                  1.10%(F)
Portfolio turnover rate                                                 12%


(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year-end to December 31.
(B) Class A commenced operations on June 30, 2000. The Fund did not open to shareholders until August 3, 2000. Financial Highlights for the period from June 30 to August 2, 2000, relate only to the initial shareholder. Class C and Class I commenced operations on February 13, 2001 and January 31, 2005, respectively.
(C)   Amount rounds to less than $ 0.005.
(D)   Total returns shown exclude the effect of applicable sales charges.
(E)   Not annualized.
(F)   Annualized.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Page 36                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds
                              Financial Highlights
                For a share outstanding throughout each period.


                                                   Year Ended        Year Ended        Year Ended        Year Ended
Diamond Hill Bank &                              December 31,      December 31,      December 31,      December 31,
Financial Fund - Class A                                 2005              2004              2003              2002
                                                ---------------------------------------------------------------------
Net asset value at beginning of period          $       19.10     $       17.92     $       13.63     $       14.25
Income (loss) from investment operations:
  Net investment income (loss)                           0.29              0.13              0.07              0.03
  Net realized and unrealized gains (losses)
    on investments                                      (0.24)             2.84              5.60              1.58
                                                ---------------------------------------------------------------------
Total from investment operations                         0.05              2.97              5.67              1.61
                                                ---------------------------------------------------------------------
Less Distributions:
  Dividends from net investment income                  (0.30)            (0.13)            (0.06)            (0.03)
  Distributions from net realized gains                 (0.37)            (1.66)            (1.32)            (2.20)
                                                ---------------------------------------------------------------------
Total distributions                                     (0.67)            (1.79)            (1.38)            (2.23)
                                                ---------------------------------------------------------------------
Net asset value at end of period                $       18.48     $       19.10     $       17.92     $       13.63
                                                =====================================================================
Total return(B)                                          0.25%            16.67%            41.85%            11.22%
                                                =====================================================================
Net assets at end of period (000s)              $      17,366     $      20,682     $      12,463     $       9,983
                                                =====================================================================
Ratio of net expenses to average net assets              1.67%             1.70%             1.68%             1.70%
Ratio of net investment income (loss)
  to average net assets                                  1.41%             0.90%             0.45%             0.20%
Ratio of gross expenses to average net assets            1.67%             1.71%             1.70%             1.72%
Portfolio turnover rate                                    28%               36%               53%              104%

                                                   Period Ended           Year Ended
Diamond Hill Bank &                                December 31,         February 28,
Financial Fund - Class A                                   2001(A)              2001
                                                  ------------------------------------
Net asset value at beginning of period            $       11.85        $        9.40
Income (loss) from investment operations:
  Net investment income (loss)                               --                (0.02)
  Net realized and unrealized gains (losses)
    on investments                                         2.40                 2.47
                                                  ------------------------------------
Total from investment operations                           2.40                 2.45
                                                  ------------------------------------
Less Distributions:
  Dividends from net investment income                       --                   --
  Distributions from net realized gains                      --                   --
                                                  ------------------------------------
Total distributions                                          --                   --
                                                  ------------------------------------
Net asset value at end of period                  $       14.25        $       11.85
                                                  ====================================
Total return(B)                                           20.25% (C)           26.06%
                                                  ====================================
Net assets at end of period (000s)                $      13,214        $      11,772
                                                  ====================================
Ratio of net expenses to average net assets                1.72% (D)            1.81%
Ratio of net investment income (loss)
  to average net assets                                   (0.03%)(D)           (0.25%)
Ratio of gross expenses to average net assets              1.74% (D)            1.88%
Portfolio turnover rate                                      52% (D)             142%

                                                   Year Ended        Year Ended        Year Ended        Year Ended
Diamond Hill Bank &                              December 31,      December 31,      December 31,      December 31,
Financial Fund - Class C                                 2005              2004              2003              2002
                                                 ----------------------------------------------------------------------
Net asset value at beginning of period           $      18.42      $      17.39      $      13.31      $      14.05
                                                 ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           0.15              0.03             (0.06)             0.04
  Net realized and unrealized gains (losses)
    on investments                                      (0.24)             2.70              5.46              1.46
                                                 ----------------------------------------------------------------------
Total from investment operations                        (0.09)             2.73              5.40              1.50
                                                 ----------------------------------------------------------------------
Less Distributions:
  Dividends from net investment income                  (0.12)            (0.04)               --             (0.04)
  Distributions from net realized gains                 (0.37)            (1.66)            (1.32)            (2.20)
                                                 ----------------------------------------------------------------------
Total distributions                                     (0.49)            (1.70)            (1.32)            (2.24)
                                                 ----------------------------------------------------------------------
Net asset value at end of period                 $      17.84      $      18.42      $      17.39      $      13.31
                                                 ======================================================================
Total return(B)                                         (0.49%)           15.79%            40.85%            10.55%
                                                 ======================================================================
Net assets at end of period (000s)               $      2,544      $      3,941      $      1,974      $        787
                                                 ======================================================================
Ratio of net expenses to average net assets              2.42%             2.45%             2.45%             2.45%
Ratio of net investment income (loss)
  to average net assets                                  0.67%             0.20%            (0.30%)           (0.49%)
Ratio of gross expenses to average net assets            2.42%             2.46%             2.47%             2.47%
Portfolio turnover rate                                    28%               36%               53%              104%


                                                 Period Ended           Year Ended
Diamond Hill Bank &                              December 31,         February 28,
Financial Fund - Class C                                 2001(A)              2001
                                                ------------------------------------
Net asset value at beginning of period           $      11.72         $       9.34
                                                ------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                          (0.11)               (0.07)
  Net realized and unrealized gains (losses)
    on investments                                       2.44                 2.45
                                                ------------------------------------
Total from investment operations                         2.33                 2.38
                                                ------------------------------------
Less Distributions:
  Dividends from net investment income                     --                   --
  Distributions from net realized gains                    --                   --
                                                ------------------------------------
Total distributions                                        --                   --
                                                ------------------------------------
Net asset value at end of period                 $      14.05         $      11.72
                                                ====================================
Total return(B)                                         19.88% (C)           25.48%
                                                ====================================
Net assets at end of period (000s)               $        127         $        129
                                                ====================================
Ratio of net expenses to average net assets              2.47% (D)            2.56%
Ratio of net investment income (loss)
  to average net assets                                 (0.77%)(D)           (0.97%)
Ratio of gross expenses to average net assets            2.49% (D)            2.63%
Portfolio turnover rate                                    52% (D)             142%

(A) Effective after the close of business on February 28, 2001, the Fund changed its fiscal year end to December 31.
(B)   Total returns shown exclude the effect of applicable sales charges.
(C)   Not annualized.
(D)   Annualized.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 37

                               Diamond Hill Funds
                              Financial Highlights
                For a share outstanding throughout each period.

                                                               Year Ended       Year Ended       Year Ended     Period Ended
                                                             December 31,     December 31,     December 31,     December 31,
Diamond Hill Strategic Income Fund - Class A                         2005             2004             2003             2002 (A)
                                                           ======================================================================
Net asset value at beginning of period                     $        11.63   $        11.58   $        10.28   $        10.00
                                                           ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                              0.66             0.64             0.67             0.15
  Net realized and unrealized gains (losses) on investments         (0.38)            0.19             1.39              0.3
                                                           ----------------------------------------------------------------------
Total from investment operations                                     0.28             0.83             2.06             0.45
                                                           ----------------------------------------------------------------------
Less distributions
  Dividends from net investment income                              (0.66)           (0.64)           (0.67)           (0.15)
  Distributions from net realized gains                                --            (0.14)           (0.09)           (0.02)
                                                           ----------------------------------------------------------------------
Total distributions                                                 (0.66)           (0.78)           (0.76)           (0.17)
                                                           ----------------------------------------------------------------------
Net asset value at end of period                           $        11.25   $        11.63   $        11.58   $        10.28
                                                           ======================================================================
Total return(B)                                                      2.41%            7.46%           20.67%            4.49%(C)
                                                           ======================================================================
Net assets at end of period (000s)                         $       31,456   $       31,274   $       17,923   $        2,092
                                                           ======================================================================
Ratio of net expenses to average net assets                          1.17%            1.20%            1.19%            1.20%(D)
Ratio of net investment income to average net assets                 5.74%            5.75%            6.01%            1.76%(D)
Ratio of gross expenses to average net assets                        1.17%            1.21%            1.21%            1.23%(D)
Portfolio turnover rate                                                66%              84%              83%              77%(D)

                                                                 Year Ended       Year Ended       Year Ended     Period Ended
                                                               December 31,     December 31,     December 31,     December 31,
Diamond Hill Strategic Income Fund - Class C                           2005             2004             2003             2002 (A)
                                                             ======================================================================
Net asset value at beginning of period                       $        11.63   $        11.58   $        10.28   $        10.00
                                                             ----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                                0.58             0.56             0.60             0.19
  Net realized and unrealized gains (losses) on investments           (0.40)            0.19             1.39             0.30
                                                             ----------------------------------------------------------------------
Total from investment operations                                       0.18             0.75             1.99             0.49
                                                             ----------------------------------------------------------------------
Less distributions
  Dividends from net investment income                                (0.57)           (0.56)           (0.60)           (0.19)
  Distributions from net realized gains                                  --            (0.14)           (0.09)           (0.02)
                                                             ----------------------------------------------------------------------
Total distributions                                                   (0.57)           (0.70)           (0.69)           (0.21)
                                                             ----------------------------------------------------------------------
Net asset value at end of period                             $        11.24   $        11.63   $        11.58   $        10.28
                                                             ======================================================================
Total return(B)                                                        1.57%            6.70%           19.86%            4.85%(C)
                                                             ======================================================================
Net assets at end of period (000s)                           $       20,257   $       15,560   $        8,428   $           94
                                                             ======================================================================
Ratio of net expenses to average net assets                            1.91%            1.95%            1.93%            1.95%(D)
Ratio of net investment income to average net assets                   5.06%            5.02%            5.39%            2.64%(D)
Ratio of gross expenses to average net assets                          1.91%            1.96%            1.95%            1.98%(D)
Portfolio turnover rate                                                  66%              84%              83%              77%(D)


                                                       Period Ended
                                                       December 31,
Diamond Hill Strategic Income Fund - Class I                   2005 (E)
                                                       ================

Net asset value at beginning of period                   $   11.65
                                                       ----------------
Income (loss) from investment operations:
  Net investment income                                       0.65
  Net realized and unrealized losses on investments          (0.42)
                                                       ----------------
Total from investment operations                              0.23
                                                       ----------------
  Dividends from net investment income                       (0.65)
                                                       ----------------
Net asset value at end of period                         $   11.23
                                                       ================
Total return                                                  2.03%(C)
                                                       ================
Net assets at end of period (000s)                       $  25,299
                                                       ================
Ratio of net expenses to average net assets                   0.70%(D)
Ratio of net investment income to average net assets          6.57%(D)
Ratio of gross expenses to average net assets                 0.70%(D)
Portfolio turnover rate                                         66%

(A) Represents the period from commencement of operations (September 30, 2002) through December 31, 2002.
(B)   Total returns shown exclude the effect of applicable sales charges.
(C)   Not annualized.
(D)   Annualized.
(E) Represents the period from commencement of operations (January 31, 2005) through December 31, 2005.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Page 38                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds
                         Notes to Financial Statements
                               December 31, 2005

Organization

The Diamond Hill Small Cap Fund ("Small Cap Fund"), Diamond Hill Large Cap Fund ("Large Cap Fund"), Diamond Hill Focus Long-Short Fund ("Focus Fund"), Diamond Hill Bank & Financial Fund ("Bank & Financial Fund"), and Diamond Hill Strategic Income Fund ("Strategic Income Fund"), are each a series of the Diamond Hill Funds (the "Trust") (each a "Fund" and collectively the "Funds"). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, management investment company. Each Fund is a diversified series of the Trust. Effective December 30, 2005, the Small Cap Fund closed to new shareholders.

The Funds offer three classes of shares (Class A, Class C and Class I, except for the Bank & Financial Fund which offers Class A and Class C shares). Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.


Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation -- Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available are valued at their "fair value". In these cases, a Valuation Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund ("good faith fair valuation"). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt.

Short sales -- The Focus Fund, Bank & Financial Fund and Strategic Income Fund may sell a security they do not own in anticipation of a decline in the value of that security. When the Funds sell a security short, they must borrow the security sold short and deliver it to the broker-dealer through which they made the short sale. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as "Deposits with brokers for securities sold short" on the Statements of Assets & Liabilities.

Repurchase agreements -- In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Security transactions -- Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discount and premium on securities purchased are amortized using the daily effective yield method.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 39

                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                               December 31, 2005

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes -- Each Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders -- Dividends from net investment income are declared and paid monthly for the Strategic Income Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Large Cap Fund, Focus Fund, and Bank & Financial Fund. The Funds record distributions received from investments in Real Estate Investment Trusts (REITS) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the actual composition of the distributions. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP in the United States. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.


Investment Transactions

For the year ended December 31, 2005, the purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:


                                            Purchases                Sales
                                           ------------          ------------

        Small Cap Fund                     $208,948,554          $ 16,390,954
        Large Cap Fund                     $ 83,379,869          $  5,680,336
        Focus Fund                         $171,058,464          $ 15,662,956
        Bank & Financial Fund              $  5,678,216          $  6,602,866
        Strategic Income Fund              $ 58,745,526          $ 34,846,863

The Small Cap Fund, Large Cap Fund, Focus Fund, and Bank & Financial Fund pay commissions on the purchase and sale of investment securities. The commissions paid are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. The Strategic Income Fund is not included in the table below because in general there are no stated commissions attributable to fixed income securities. The Funds paid the following commissions during the year ended December 31, 2005:

                                                        Commissions as a %
                                Total Commissions     of Average Net Assets
                                -----------------     ---------------------
        Small Cap Fund          $         150,718              .10%
        Large Cap Fund          $          42,347              .10%
        Focus Fund              $         285,429              .18%
        Bank & Financial Fund   $           5,969              .03%

--------------------------------------------------------------------------------
Page 40                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                               December 31, 2005

Investment Advisory Fees and Other Transactions with Affiliates

The Small Cap Fund, Large Cap Fund, Focus Fund, Bank & Financial Fund, and Strategic Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. ("DHCM") under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.60%, 0.90%, 1.00%, and 0.50% of the Funds' average daily net assets, respectively. Prior to May 1, 2005, the fees paid by the Large Cap Fund were paid at an annual rate of 0.70% of the Fund's average daily net assets. The advisory agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM ("Administrator") is paid a fee at an annual rate of 0.40% for Class A and Class C and 0.20% for Class I shares of each Funds' average daily net assets. Prior to May 1, 2005, the fees paid by Class A and Class C were paid at an annual rate of 0.45% of each Funds' average daily net assets. These administrative fees are used to pay most of the Funds' operating expenses except brokerage, taxes, interest, dividend expense on securities sold short, and extraordinary expenses.

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the "Plans"). Under the Plans, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I shares are not subject to any distribution or shareholder-servicing fees. The Trust entered into a Distribution Agreement on behalf of the Funds with IFS Fund Distributors, Inc. ("Distributor"). Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund's shares.

For the year ended December 31, 2005, the Distributor received $96,823, $11,621, $82,857, $11,078, and $8,842, in sales commissions from the sales of Class A shares of the Small Cap Fund, Large Cap Fund, Focus Fund, Bank & Financial Fund, and Strategic Income Fund, respectively. The Distributor also received $7,705, $1,236, $8,947, $7,739, and $6,474 of contingent deferred sales charges relating to redemptions of Class C shares of the Small Cap Fund, Large Cap Fund, Focus Fund, Bank & Financial Fund, and Strategic Income Fund, respectively.

DHCM has an agreement with Integrated Fund Services, Inc. ("IFS") to provide sub-transfer agent, sub-fund accounting, and sub-administrative services for the Funds. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Trust and its Funds (other than rendering investment advice), maintenance of books and records, preparation of reports, supervision of the Trust's arrangement with the custodian and assistance in the preparation of the Trust's registration statement under federal and state laws. IFS is paid directly by DHCM under terms of these service agreements.

The Small Cap Fund, Large Cap Fund, Focus Fund, Bank & Financial Fund, and Strategic Income Fund were each allowed to invest up to 25% of their respective assets in the Diamond Hill Short Term Fixed Income Fund, prior to its termination on September 14, 2005, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Diamond Hill Funds were invested in the Diamond Hill Short Term Fixed Income Fund, the Adviser and Administrator were paid additional fees from the Diamond Hill Short Term Fixed Income Fund that were not waived or reimbursed.

A summary of each Fund's investment in the Diamond Hill Short Term Fixed Income Fund, if any, for the year ended December 31, 2005, is noted below:

                                                  SHARE ACTIVITY
                                ---------------------------------------------------
                                 Balance                                   Balance   Realized       Value
                                 12/31/04     Purchases      Sales         12/31/05    Loss        Dividends    12/31/05
                                -------------------------------------------------------------------------------------------
Small Cap Fund:
    Diamond Hill Short Term
      Fixed Income Fund           282,356        4,894     (287,250)           --   $  (24,485)   $   48,206   $       --

Focus Fund:
    Diamond Hill Short Term
      Fixed Income Fund           457,995        7,916     (465,911)           --   $  (64,286)   $   77,899   $       --

Bank & Financial Fund:
    Diamond Hill Short Term
      Fixed Income Fund            62,278          916      (63,194)           --   $  (10,916)   $    8,988   $       --

Certain officers of the Trust are affiliated with DHCM, IFS or the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 41

                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                               December 31, 2005

Commitments and Contingencies

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may be different from GAAP. The tax character of distributions paid differs from the character of distributions shown on the Statements of Changes in Net Assets due primarily to short-term capital gains being treated as ordinary income for tax purposes and the use of tax equalization.

The tax character of distributions paid during 2005 and 2004 was as follows:

                                        Small Cap Fund               Large Cap Fund
                                 ---------------------------   ---------------------------
                                     2005           2004            2005          2004
                                 ---------------------------   ---------------------------
Distributions paid from:
  Ordinary income                $    141,447   $         --   $    437,963   $     19,316
  Long-term capital gains           3,224,408      1,076,659        265,273             --
                                 ---------------------------   ---------------------------
Total distributions              $  3,365,855   $  1,076,659   $    703,236   $     19,316
                                 ---------------------------   ---------------------------

                                         Focus Fund                Bank & Financial Fund
                                 ---------------------------   ---------------------------
                                     2005           2004            2005          2004
                                 ---------------------------   ---------------------------
Distributions paid from:
  Ordinary income                $  1,645,224   $         --   $    273,912   $    501,632
  Long-term capital gains             840,687        278,162        626,653      1,850,777
                                 ---------------------------   ---------------------------
Total distributions              $  2,485,911   $    278,162   $    900,565   $  2,352,409
                                 ---------------------------   ---------------------------

                                     Strategic Income Fund
                                 ---------------------------
                                     2005            2004
                                 ---------------------------
Distributions paid from:
  Ordinary income                $  3,601,032   $  2,213,360
  Long-term capital gains              97,880        220,391
                                 ---------------------------
Total distributions              $  3,698,912   $  2,433,751
                                 ---------------------------

The following information is computed on a tax basis for each item as of December 31, 2005:

                                                                                                           Bank &         Strategic
                                                      Small             Large             Focus         Financial            Income
                                                   Cap Fund          Cap Fund              Fund              Fund              Fund
                                             --------------------------------------------------------------------------------------
Federal tax cost of investments              $  356,246,144    $  105,407,663    $  251,127,880    $   16,747,626    $   77,549,156
                                             --------------------------------------------------------------------------------------
Gross unrealized appreciation                $   36,113,620    $   11,614,918    $   48,871,309    $    3,619,595    $    1,186,421
Gross unrealized depreciation                    (6,726,184)       (1,802,292)      (11,005,344)         (335,154)       (1,926,114)
                                             --------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)       29,387,436         9,812,626        37,865,965         3,284,441          (739,693)
Undistributed net investment income                 130,833            77,590           894,064                --                --
Undistributed long-term gains                     2,891,436           197,484           852,047            40,581                --
Post-October losses                                      --                --                --                --          (329,831)
Other temporary differences                              --                --                --                --            92,786
                                             --------------------------------------------------------------------------------------
Total accumulated earnings (deficit)         $   32,409,705    $   10,087,700    $   38,077,438    $    3,325,022    $     (976,738)
                                             ======================================================================================

--------------------------------------------------------------------------------
Page 42                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds
                    Notes to Financial Statements (Continued)
                               December 31, 2005

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Real Estate Investment Trusts.

Reclassification of capital accounts - Reclassifications result primarily from the difference in the tax treatment of net investment losses, paydown gains and losses and equalization. The following reclassifications have no impact on the net assets or net asset value of the Funds and are designed to present the Funds' capital accounts on a tax basis:

                                       Undistributed    Accumulated
                             Paid-In  Net Investment   Net Realized
                             Capital          Income  Gains (Losses)
                        ---------------------------------------------
Small Cap Fund          $    351,095    $    137,657   $   (488,752)
Large Cap Fund          $     17,955    $         --   $    (17,955)
Focus Fund              $    129,284    $         --   $   (129,284)
Bank & Financial Fund   $    214,727    $     37,053   $   (251,780)
Strategic Income Fund   $   (167,563)   $    142,064   $     25,499

During the year ended December 31, 2005, the Large Cap Fund utilized capital loss carryforwards of $288,939.

Subsequent Event

Public offering commenced on January 3, 2006 for the Diamond Hill Small-Mid Cap Fund and Diamond Hill Select Fund. Each Fund offers Class A, Class C and Class I shares. The Funds had no investment operations and no public shareholders as of December 31, 2005.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Diamond Hill Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diamond Hill Funds (comprised of the Diamond Hill Focus Long-Short Fund, Diamond Hill Small Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Bank & Financial Fund, and Diamond Hill Strategic Income Fund) (collectively, the "Funds") as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented for each of the two years in the period ended December 31, 2002 were audited by other auditors whose reports dated January 17, 2003 and March 20, 2001, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Funds as of December 31, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.



                                                           /s/ Ernst & Young LLP



Cincinnati, Ohio
February 16, 2006


--------------------------------------------------------------------------------
Page 44                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds
                            Other Items (Unaudited)
                               December 31, 2005

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2005 qualify for the corporate dividends received deduction:

              Small Cap Fund                      100%
              Large Cap Fund                      100%
              Focus Fund                           77%
              Bank & Financial Fund                99%
              Strategic Income Fund                78%

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission's website at http://www.sec.gov.


Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing
(i) is available on the Commission's website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available on www.diamond-hill.com.


Special Meeting of Shareholders

There was a special meeting of shareholders held on November 7, 2005, at which the shareholders of the Trust were asked to consider the following two proposals:

1. To elect the following three trustees to the Trust:

                                    Number of   % of Outstanding    % of Shares
                                       Shares             Shares          Voted
                                   --------------------------------------------
Elizabeth P. Kessler
  Affirmative                      29,785,771              94.3%          99.7%
  Against                                  --                --             --
  Abstain                              82,560               0.3%           0.3%
                                                   ------------   ------------
                                                           94.6%         100.0%
Thomas E. Line
  Affirmative                      29,796,432              94.3%          99.8%
  Against                                  --                --             --
  Abstain                              71,899               0.2%           0.2%
                                                   ------------   ------------
                                                           94.5%         100.0%
George A. Skestos
  Affirmative                      29,728,231              94.1%          99.5%
  Against                                  --                --             --
  Abstain                             140,100               0.4%           0.5%
                                                   ------------   ------------
                                                           94.5%         100.0%


--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 45

                               Diamond Hill Funds
                       Other Items (Unaudited)(Continued)
                               December 31, 2005

2. To approve a new management agreement to combine existing management agreements into a single agreement for the Funds in the Trust:

                                    Number of   % of Outstanding    % of Shares
                                       Shares             Shares          Voted
                                  ---------------------------------------------
Small Cap Fund
  Affirmative                       2,106,557              24.8%          97.2%
  Against                              35,718               0.4%           1.6%
  Abstain                              25,921               0.3%           1.2%
  Broker Non-votes                  5,834,315              68.6%            --
                                                      ---------      ---------
                                                           94.1%         100.0%

Large Cap Fund
  Affirmative                         777,625              23.7%          99.1%
  Against                               1,574               0.1%           0.2%
  Abstain                               5,702               0.2%           0.7%
  Broker Non-votes                  2,430,135              74.0%            --
                                                      ---------      ---------
                                                           98.0%         100.0%
Focus Fund
  Affirmative                       3,414,325              27.7%          97.1%
  Against                              76,742               0.6%           2.2%
  Abstain                              23,950               0.2%           0.7%
  Broker Non-votes                  8,331,218              67.7%            --
                                                      ---------      ---------
                                                           96.2%         100.0%
Bank & Financial Fund
  Affirmative                         224,702              19.2%          92.0%
  Against                              15,889               1.4%           6.5%
  Abstain                               3,762               0.3%           1.5%
  Broker Non-votes                    778,037              66.6%            --
                                                      ---------      ---------
                                                           87.5%         100.0%
Strategic Income Fund
  Affirmative                       2,323,836              36.7%          99.0%
  Against                              16,060               0.3%           0.7%
  Abstain                               7,230               0.1%           0.3%
  Broker Non-votes                  3,435,032              54.3%            --
                                                      ---------      ---------
                                                           91.4%         100.0%

Proposal 2 did not pass because not enough shareholders cast their vote. Of the votes cast, 97.7% were cast in favor of the proposal.

--------------------------------------------------------------------------------
Page 46                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds
                        Schedule of Shareholder Expenses
       Hypothetical Example of a $1,000 Investment at Beginning of Period
                                  (Unaudited)

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and distribution fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over the six-month period covered by this report if you invested $1,000 in the Fund, using the Funds' actual return and operating expenses for the six months ended December 31, 2005. The examples use actual net operating expenses applicable to that class. The calculation does not reflect sales charges (loads). If this cost was included, your costs would have been higher. The examples contain two sets of numbers, one using the actual return earned by each class of each Fund during the six months ended December 31, 2005, and one using a hypothetical 5% annual return (2.5% for the reporting period).

                           Net Expense    Beginning       Ending
                              Ratio        Account        Account
                           Annualized       Value          Value        Investment                  Distribution/
                           December 31,     July 1,     December 31,     Advisory    Administration    Service       Total Net
                               2005          2005           2005           Fees           Fees           Fees         Expenses
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund
  Class A
    Actual return              1.44%     $   1,000.00   $   1,103.70   $       4.21   $       2.11   $       1.32   $       7.64
    Hypothetical return        1.44%     $   1,000.00   $   1,017.95   $       4.04   $       2.02   $       1.26   $       7.32
  Class C
    Actual return              2.19%     $   1,000.00   $   1,099.80   $       4.21   $       2.11   $       5.27   $      11.59
    Hypothetical return        2.19%     $   1,000.00   $   1,014.17   $       4.04   $       2.02   $       5.06   $      11.12
  Class I
    Actual return              0.99%     $   1,000.00   $   1,106.40   $       4.22   $       1.05   $       0.00   $       5.27
    Hypothetical return        0.99%     $   1,000.00   $   1,020.20   $       4.05   $       1.00   $       0.00   $       5.05


Large Cap Fund
  Class A
    Actual return              1.24%     $   1,000.00   $   1,112.10   $       3.17   $       2.11   $       1.32   $       6.60
    Hypothetical return        1.24%     $   1,000.00   $   1,018.95   $       3.03   $       2.02   $       1.26   $       6.31
  Class C
    Actual return              1.99%     $   1,000.00   $   1,108.40   $       3.17   $       2.11   $       5.29   $      10.57
    Hypothetical return        1.99%     $   1,000.00   $   1,015.18   $       3.03   $       2.02   $       5.05   $      10.10
  Class I
    Actual return              0.79%     $   1,000.00   $   1,114.50   $       3.17   $       1.06   $       0.00   $       4.23
    Hypothetical return        0.79%     $   1,000.00   $   1,021.20   $       3.04   $       1.01   $       0.00   $       4.05


Focus Long-Short Fund
  Class A
    Actual return              1.82%     $   1,000.00   $   1,131.80   $       5.68   $       2.52   $       1.57   $       9.77
    Hypothetical return        1.82%     $   1,000.00   $   1,016.04   $       5.37   $       2.38   $       1.49   $       9.24
  Class C
    Actual return              2.57%     $   1,000.00   $   1,128.40   $       5.39   $       2.39   $       5.99   $      13.77
    Hypothetical return        2.57%     $   1,000.00   $   1,012.27   $       5.10   $       2.26   $       5.66   $      13.02
  Class I
    Actual return              1.37%     $   1,000.00   $   1,134.10   $       6.03   $       1.34   $       0.00   $       7.37
    Hypothetical return        1.37%     $   1,000.00   $   1,018.30   $       5.70   $       1.27   $       0.00   $       6.97


Bank & Financial Fund
  Class A
    Actual return              1.65%     $   1,000.00   $   1,026.70   $       5.12   $       2.04   $       1.28   $       8.44
    Hypothetical return        1.65%     $   1,000.00   $   1,016.88   $       5.09   $       2.03   $       1.27   $       8.39
  Class C
    Actual return              2.40%     $   1,000.00   $   1,022.90   $       5.10   $       2.04   $       5.11   $      12.25
    Hypothetical return        2.40%     $   1,000.00   $   1,013.09   $       5.08   $       2.03   $       5.08   $      12.19

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                       Page 47

                               Diamond Hill Funds
                        Schedule of Shareholder Expenses
       Hypothetical Example of a $1,000 Investment at Beginning of Period
                            (Unaudited) (Continued)

                            Net Expense    Beginning        Ending
                               Ratio        Account         Account
                             Annualized      Value           Value       Investment                  Distribution/
                            December 31,     July 1,      December 31,    Advisory    Administration    Service        Total Net
                                2005          2005            2005          Fees          Fees            Fees         Expenses
----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund
  Class A
    Actual return                 1.15%   $   1,000.00   $     996.40   $       2.51   $       2.01   $       1.26   $       5.78
    Hypothetical return           1.15%   $   1,000.00   $   1,019.41   $       2.54   $       2.04   $       1.27   $       5.85
  Class C
    Actual return                 1.90%   $   1,000.00   $     991.80   $       2.51   $       2.01   $       5.02   $       9.54
    Hypothetical return           1.90%   $   1,000.00   $   1,015.63   $       2.54   $       2.03   $       5.08   $       9.65
  Class I
    Actual return                 0.70%   $   1,000.00   $     997.80   $       2.52   $       1.00   $       0.00   $       3.52
    Hypothetical return           0.70%   $   1,000.00   $   1,021.68   $       2.54   $       1.02   $       0.00   $       3.56

---------------------

You can find more informaiton about the Fund's expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.


--------------------------------------------------------------------------------
Page 48                       Diamond Hill Funds Annual Report December 31, 2005

                               Diamond Hill Funds

Management of the Trust (unaudited)


Listed in the charts below is basic information regarding the Trustees and officers of the Trust.

TRUSTEES:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Number of
Name/               Position(s)   Term of Office(1)                                                         Portfolios in Fund
Address/(3)         Held          and Length of                                                             Complex Overseen
Age                 with Trust    Time Served         Principal Occupation(s) During Last 5 Years           by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Thomas E. Line      Chairman      Since November      Managing Director and Chief Financial Officer, Red             5
Year of Birth:      Trustee       2005                Capital Group (mortgage and investment banking
1967                                                  subsidiary of National City Bank), October 2005 to
                                                      the present;Vice President and Treasurer, Red
                                                      Capital Group, September 2004 to October 2005;
                                                      President, Focused Financial Consulting, Inc.
                                                      (financial consulting), March 2002 to September
                                                      2004; Chief Operating Officer, Meeder Financial,
                                                      Inc. (parent of investment adviser and mutual fund
                                                      servicing companies), June 1998 to March 2002.

Elizabeth P.        Trustee       Since November      Attorney - Jones Day                                           5
Kessler                           2005
Year of Birth:
1968

George A. Skestos   Trustee       Since August 2000   Managing Member, Arcadia Holdings, LLC (private                5
Year of Birth: 1968                                   investment banking firm), May 2001 to the present;
                                                      President of Homewood Corporation (real estate
                                                      development firm), January 2000 to the present.

-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------

Name/
Address/(3)           Position(s)          Term of Office and        Principal Occupation(s)
Age                   Held with Trust      Length of Time Served     During Last 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
James F. Laird,Jr(2)  President            Since December 2001       Chief Financial Officer of Diamond Hill Investment Group, Inc.,
Year of Birth: 1957                                                  since December 2001. President of Diamond Hill Securities
                                                                     since July 2001. Vice President Corporate Strategy with
                                                                     Nationwide Insurance from January 2001 to July 2001. Senior
                                                                     Vice President Product Development with Villanova Capital from
                                                                     February 1999 through December 2000.

Gary R.Young(2)       Treasurer,           Since May 2004            Controller of Diamond Hill Investment Group, Inc. since April
Year of Birth: 1968   Secretary and        Since September 2004      2004. Director of Mutual Fund Administration with Banc One
                      Chief Compliance                               Investment Advisors October 1998 through April 2004. Vice
                      Officer                                        President and Manager of Mutual Fund Accounting and Financial
                                                                     Reporting with First Chicago NBD January 1996 through October
                                                                     1998.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

(2) Mr. Laird and Mr.Young are each an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because of their relationship with Diamond Hill Capital Management, Inc.

(3) The address of each Trustee and Officer is 375 North Front Street, Suite 300, Columbus, Ohio 43215.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

--------------------------------------------------------------------------------
Diamond Hill Funds Annual Report December 31, 2005                      Page 49

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
















                 [This page has been left blank intentionally.]

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Thomas E. Line is the registrant's "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $62,000 for the December 31, 2005 fiscal year and $57,600 for the December 31, 2004 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees for the December 31, 2005 or December 31, 2004 fiscal years.

(c) Tax Fees. Tax fees totaled $13,000 for the December 31, 2005 fiscal year and $11,000 for the December 31, 2004 fiscal year and consisted of fees for tax compliance services during both years.

(d) All Other Fees. There were no other fees for the December 31, 2005 or December 31, 2004 fiscal years.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $13,000 for the fiscal year ended December 31, 2005 and $11,000 for the fiscal year ended December 31, 2004.

(h) Not applicable

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On August 18, 2005, the Board of Trustees of the Diamond Hill Funds adopted a "Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust".

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Senior Financial Officers is filed herewith

(a)(2) Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3) Not applicable.

(b)    Certification required by Item 12(b) of Form N-CSR is filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Diamond Hill Funds

By (Signature and Title)

/s/ James F. Laird
--------------------------
James F. Laird
President

Date:  March 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ James F. Laird
--------------------------
James F. Laird
President

Date:  March 3, 2006

By (Signature and Title)

/s/ Gary R. Young
--------------------------
Gary R. Young
Treasurer and Chief Financial Officer

Date:  March 3, 2006